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SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
QRS CORPORATION
(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):
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☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1)
	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the
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	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, schedule or registration statement no.:
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QRS Corporation	1400 Marina Way South Richmond, CA 94804 USA

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of QRS Corporation (the "Company") to be held May 14, 2002, at 9:00 a.m. local time, at the Company's headquarters, 1400 Marina Way South, Richmond, California 94804.

        At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (1) to elect three directors of the Company, two directors to serve for a three-year term ending in the year 2005 and another director to serve a one-year term ending in the year 2003, (2) to approve an amendment to and restatement of the QRS Corporation 1993 Stock Option/Stock Issuance Plan, and (3) to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.

        The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Company's Board of Directors has unanimously approved each of the proposals and recommends that you vote FOR each such proposal.

        After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

        A copy of the Company's 2001 Annual Report has been mailed concurrently herewith to all stockholders entitled to notice of and to vote at the Annual Meeting.

        We look forward to seeing you at the Annual Meeting.

Sincerely yours,

Elizabeth A. Fetter President and Chief Executive Officer
Richmond, California April 10, 2002

IMPORTANT
Please mark, date and sign the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that if you are unable to attend the Annual Meeting, your shares may be voted.

QRS CORPORATION
1400 Marina Way South, Richmond, California 94804

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 14, 2002

TO OUR STOCKHOLDERS:

        You are cordially invited to attend the Annual Meeting of Stockholders of QRS Corporation, a Delaware corporation (the "Company"), to be held on May 14, 2002, at 9:00 a.m. local time, at the Company's headquarters, 1400 Marina Way South, Richmond, California 94804, for the following purposes:

1.
To elect two directors to serve for a three-year term ending in the year 2005 and to elect another director to serve a one-year term ending in the year 2003. The nominees for the three-year terms are Elizabeth A. Fetter and Patrick S. Jones, and the nominee for the one-year term is Peter R. Johnson.

2.
To approve an amendment to and restatement of the QRS Corporation 1993 Stock Option/Stock Issuance Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 750,000, bringing the total shares issuable thereunder to 6,200,000 shares;

3.
To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2002; and

4.
To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on March 22, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

        Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting. We look forward to seeing you at the Annual Meeting.

By Order Of The Board Of Directors

Leonard R. Stein Senior Vice President, General Counsel and Secretary
Richmond, California April 10, 2002

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IN ANY EVENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

QRS CORPORATION
1400 Marina Way South
Richmond, California 94804

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

May 14, 2002

General

        The enclosed proxy is solicited on behalf of the Board of Directors of QRS Corporation, a Delaware corporation (the "Company, " "QRS," or "we" or "us"), for use at the Annual Meeting of Stockholders to be held on Tuesday, May 14, 2002, at 9:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's headquarters, 1400 Marina Way South, Richmond, California 94804. The Company mailed this proxy statement and accompanying proxy card on or about April 10, 2002 to all stockholders entitled to vote at the meeting.

Voting Rights and Outstanding Shares

        Only holders of record of our common stock, par value $.001 per share ("Common Stock"), at the close of business on March 22, 2002 are entitled to notice of, and to vote at, the Annual Meeting (or at any adjournments or postponements thereof). On March 22, 2002, we had outstanding and entitled to vote 15,683,360 shares of our Common Stock.

        Each holder of record of Common Stock on such date will be entitled to one vote for each share of Common Stock held on all matters to be voted on at the Annual Meeting. Stockholders may not cumulate votes in the election of directors. A majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

        The enclosed proxy is solicited by our Board of Directors (the "Board of Directors" or the "Board"). If any stockholder is unable to attend the Annual Meeting, such stockholder may vote by proxy. When the proxy card is returned properly completed, it will be voted as directed by the stockholder on the proxy card. Stockholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted FOR Proposals 1, 2 and 3 and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting.

        All votes will be tabulated by the inspector of election (a representative of our transfer agent) appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker "non-votes" (i.e., where the broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter).

        Pursuant to Delaware law, abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum of shares is present at the meeting. For Proposal 1 (election of directors), which requires a plurality of the votes cast, withheld votes and broker non-votes will have no effect. With respect to Proposals 2 and 3, (the increase in option plan shares and the appointment of independent auditors), which require the affirmative approval of a majority of the votes present or represented and entitled to vote, broker "non-votes" have no effect. Because abstentions will be included in tabulations of votes cast on proposals presented to stockholders for purposes of determining whether a proposal has been approved, abstentions have the same effect as negative votes on Proposals 2 and 3.

Revocability Of Proxies

        Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company at our principal executive offices, 1400 Marina Way South, Richmond, CA 94804, a written instrument of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Solicitation Of Proxies

        We will bear the entire cost of soliciting proxies, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation materials furnished to the stockholders. We have retained Mellon Investor Services LLC ("Mellon") to assist us in the distribution and solicitation of proxies. For its services, we have agreed to pay Mellon a fee of $8,000 and to reimburse it for its reasonable out-of-pocket expenses.

        Copies of solicitation material will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock that are beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by our directors, officers, or other regular employees, or by Mellon personnel. No additional compensation will be paid to our own directors, officers or other regular employees for such services.

*    *    *    *    *

        Our Annual Report for the fiscal year ended December 31, 2001 is enclosed with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of, and to vote at, the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

PROPOSAL 1
ELECTION OF DIRECTORS

        Our Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors with staggered three-year terms, with each class consisting, as nearly as possible, of one-third of the total number of directors. Although the number of Board positions currently authorized by the Board pursuant to our Certificate of Incorporation and Bylaws is nine, the Board has reduced the number of authorized positions to seven effective simultaneously with the election of directors at the Annual Meeting. The reduction of the number of authorized directors will eliminate one (1) Class I director and one (1) Class III director. Following the Annual Meeting, if this Proposal 1 is approved, the Board will be classified as follows: Class I, which will hold office until the year 2005, will consist of Elizabeth A. Fetter and Patrick S. Jones; Class II, which will hold office until the year 2003, will consist of Peter R. Johnson, Garth Saloner and Garen K. Staglin; and Class III, which will hold office until the year 2004, will consist of John P. Dougall and Philip Schlein.

        The Board has determined that it is in the best interests of the Company and its stockholders to make, commencing in 2002, an orderly transition to a Board that is composed of a majority of independent directors. "Independent" means that the Board member is not a present or former employee of the Company and is not an officer, director or employee of an entity that provides services to the Company as an adviser, consultant or otherwise. The Board considers such a structure to be desirable in order to ensure effective and responsive governance of the Company and in order for a wide variety of skills to be brought to bear in making decisions. In determining to move to this new structure, however, the Board considered it important to have an orderly transition, so that QRS continues to receive the benefit of the accumulated knowledge and experience of the majority of its current directors.

        As a result of balancing these goals, the Board and certain directors have taken the following actions. Tania Amochaev, a current Class I director and former Chief Executive Officer, will not be standing for reelection at the Annual Meeting. In furtherance of the Board's plan to transition to a Board comprised of a majority of independent directors, John S. Simon, QRS' Executive Vice President of Customer and Market Development and former Chief Executive Officer, who was formerly a Class III director, and David A. Cole, a former Class II director, have resigned their Board seats. Mr. Cole, the Chairman Emeritus of Kurt Salmon Associates, Inc. ("KSA"), has resigned in light of the growing cooperation between the Company and KSA in serving the needs of the Company's customers. Peter R. Johnson, a current Class I Director and current Chairman of the Board, will be nominated to serve as a Class II director for the remainder of the term of Class II directors (until the Company's 2003 annual meeting of stockholders), at which time the Board currently intends to nominate another candidate for such seat. Immediately following the Annual Meeting, the Chairmanship of the Board will rotate from Mr. Johnson to Garth Saloner.

        At the Annual Meeting, two directors (to be all of the members of Class I of the Board) are to be nominated for election to serve until the Company's 2005 annual meeting of stockholders, and one director (to be one of three members of Class II of the Board) is to be nominated for election to serve for the remainder of the term of Class II directors, until the Company's 2003 annual meeting of stockholders; or, in each case, until their respective successors are elected and qualified, or until the death, resignation or removal of such director. It is intended that the proxies will be voted for the three nominees named below for election to the Board unless authority to vote for any such nominee is withheld. The two nominees to Class I of the Board are Elizabeth A. Fetter and Patrick S. Jones. Ms. Fetter is currently a member of the Board of Directors, having been elected by the Board in October 2001. She also serves as the Company's President and Chief Executive Officer. Mr. Jones was

elected by the Board in March 2002 to fill the Class III vacancy resulting from the resignation of John S. Simon. Mr. Jones will resign this Class III seat simultaneously with the election of directors at the Annual Meeting. Mr. Jones has been appointed a member of the Audit Committee, and immediately following the Annual Meeting it is anticipated that he will assume the Chairmanship of the Audit Committee. The nominee to Class II of the Board is Peter R. Johnson, who currently serves as a member of Class I of the Board. In connection with the orderly transition to a seven-member Board comprised of a majority of independent directors, Mr. Johnson will be nominated to serve as a Class II director to serve for the remainder of the term of Class II directors, until the Company's 2003 annual meeting of stockholders, at which time the Board currently intends to nominate another candidate for such seat.

        Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the then current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. The three candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. The proxies solicited by this Proxy Statement may not be voted for more than three nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS.

NOMINEES FOR TERM ENDING UPON THE
2005 ANNUAL MEETING OF STOCKHOLDERS

        Set forth below is information regarding the nominees to be elected as Class I directors, who will serve until the Company's 2005 annual meeting of stockholders or until their respective successors are duly elected and qualified.

Name	Position(s) with the Company	Age	Served as Director Since:
Elizabeth A. Fetter	Director, President and Chief Executive Officer	43	October 2001
Patrick S. Jones(1)	Director	57	March 2002

(1)
Member of the Audit Committee; immediately following the Annual Meeting, it is anticipated that Mr. Jones will assume the Chairmanship of the Audit Committee.

        Elizabeth A. Fetter has served as President, Chief Executive Officer and a director of QRS since October 2001. Prior to joining QRS, Ms. Fetter served as President, Chief Executive Officer and a director of NorthPoint Communications, Inc., a DSL services provider, from March 2000 to April 2001, after serving as a director since January 2000 and as the company's President and Chief Operating Officer from March 1999 to March 2000. NorthPoint Communications filed for Chapter 11 bankruptcy protection in January 2001 and subsequently sold the majority of its assets to AT&T in early 2001. From January 1998 until joining NorthPoint, Ms. Fetter was Vice President and General Manager of the Consumer Services Group at U S WEST, an integrated wireline, wireless and data services provider. From June 1997 to December 1997, Ms. Fetter served as Vice President and General Manager of Operator and Directory Services for SBC Communications Inc. From March 1991 to May 1997,

Ms. Fetter held various executive positions in strategy, finance, sales, marketing and general management at Pacific Bell, most recently as President of the Industry Markets Group, where she was responsible for the company's wholesale, interconnection and resale businesses. Ms. Fetter also serves on the board of directors of Berbee, a provider of electronic commerce, infrastructure, and networking solutions; Datum, Inc., a manufacturer of high-speed time and frequency products; and General Magic, Inc., a provider of voice infrastructure software and services. Ms. Fetter holds a B.A. with high honors in communication studies from Pennsylvania State University, and an M.S. with high honors in industrial administration from Carnegie Mellon University.

        Patrick S. Jones has served as a director since March 2002. Mr. Jones served as a Senior Vice President and Chief Financial Officer of Gemplus International S.A., a smart card device manufacturer, from June 1998 to January 2001. From June 1992 to June 1998, Mr. Jones served as a Vice President and Corporate Controller of Intel Corporation, a semiconductor manufacturer. Mr. Jones also serves on the board of directors of Genesys S.A., a conferencing services provider; InterTrust Technologies, Inc., a digital rights management software provider; and is the chairman of the board of Dione plc, a privately held EPOS terminals manufacturer. Mr. Jones holds a B.A. in international economics from the University of Illinois and an M.B.A from St. Louis University.

NOMINEE FOR TERM ENDING UPON THE
2003 ANNUAL MEETING OF STOCKHOLDERS

        Set forth below is information regarding the nominee to be elected as a Class II director, who will serve for the remainder of the term of Class II directors, until the Company's 2003 annual meeting of stockholders, or until his successor is duly elected and qualified.

Name	Position(s) with the Company	Age	Served as Director Since:
Peter R. Johnson(1)	Director and Chairman of the Board	53	1985

(1)
Member of the Nomination and Governance Committee.

        Peter R. Johnson founded the Company in 1985 and has been Chairman of the Board since the Company's inception. Mr. Johnson served as Executive Chairman of the Company from September 2000 to January 2001, and served as Chief Executive Officer of the Company from October 1985 to March 1991 and again from January 1992 to May 1993. Before founding the Company, Mr. Johnson was a Corporate General Manager of Myer Emporium Limited, a large retailer in Australia. From 1995 to the present, Mr. Johnson has been a private investor in and a consultant to a number of technology companies. Mr. Johnson served as Chairman of NSB Retail Systems PLC, a publicly held company in the United Kingdom, from 1995 through October 1999. From June 1999 through September 2000, Mr. Johnson served as Chairman and Chief Executive Officer of Tradeweave, Inc., a subsidiary of the Company prior to its merger into the Company in February 2001. Mr. Johnson is Chairman of Credit Management Services, Inc., a credit card software company.

CONTINUING DIRECTORS FOR TERM ENDING UPON THE
2003 ANNUAL MEETING OF STOCKHOLDERS

        Set forth below is information regarding the continuing directors who will serve until the Company's 2003 annual meeting of stockholders or until their respective successors are duly elected and qualified.

Name	Position(s) with the Company	Age	Served as Director Since:
Garth Saloner, Ph.D.(1)	Director	47	1993
Garen K. Staglin(2)	Director	57	1991

(1)
Chairman of the Compensation Committee and member of the Nomination and Governance Committee; immediately following the Annual Meeting, it is anticipated that Mr. Saloner will be elected Chairman of the Board.

(2)
Member of the Audit Committee and the Nomination and Governance Committee; immediately following the Annual Meeting, it is anticipated that Mr. Staglin will assume the Chairmanship of the Nomination and Governance Committee.

        Dr. Garth Saloner was named a director of the Company in December 1993. Dr. Saloner is the Jeffrey S. Skoll Professor of Electronic Commerce, Strategic Management and Economics at the Graduate School of Business at Stanford University (the "Stanford GSB") where he has been a member of the faculty since 1990. He also serves as a Co-Director of the Center for Electronic Business and Commerce at the Stanford GSB. He served as Associate Dean for Academic Affairs and Director of Research and Course Development at Stanford from 1993 to 1996. From 1982 to 1990, Dr. Saloner was a professor at the Massachusetts Institute of Technology. Dr. Saloner served as a director of Tradeweave, Inc., a subsidiary of the Company, from June 1999 until its merger into the Company in February 2001. Dr. Saloner is a director of Covisint, an e-commerce hub for the automotive industry, Synthean, an enterprise software company, Brilliant Digital Entertainment, a 3D animation firm, Next Stage Entertainment, a firm engaged in building a network of live entertainment theaters, and Aplia, an education software company.

        Garen K. Staglin has been a director of the Company since 1991. Mr. Staglin is President and Chief Executive Officer of eONE Global LP, an electronic payments infrastructure company. From 1991 to March 2000, Mr. Staglin served as Chairman of the Board of Directors of Safelite Glass Corporation, a replacement auto glass manufacturing and retailing company, and was the Chief Executive Officer of Safelite Glass Corporation from August 1991 until April 1997. From 1980 to 1991, Mr. Staglin was a Vice President and General Manager of Automatic Data Processing, a computer networking services company. Since 1985, Mr. Staglin has been the owner and manager of Staglin Vineyards. Mr. Staglin currently serves as a director of First Data Corporation, a supplier of computer services for credit card processing and other financial services, and from 1997 to September 2000, he served as a director of CyberCash, Inc., a provider of secure transaction services for the Internet. In 1994, Mr. Staglin was named a member of the Advisory Council to the Stanford Graduate School of Business. He currently serves as Vice President—Trustee of the American Center for Wine, Food and the Arts in Napa, California.

CONTINUING DIRECTORS FOR TERM ENDING UPON THE
2004 ANNUAL MEETING OF STOCKHOLDERS

        Set forth below is information regarding the continuing directors who will serve until the Company's 2004 annual meeting of stockholders, or until their respective successors are duly elected and qualified.

Name	Position(s) with the Company	Age	Served as Director Since:
John P. Dougall(1)	Director	58	1990
Philip Schlein(2)	Director	68	1996

(1)
Chairman of the Audit Committee

(2)
Member of the Compensation Committee; immediately following the Annual Meeting, will assume the Chairmanship of the Compensation Committee.

        John P. Dougall has been a director of the Company since July 1990. In February 1999, Mr. Dougall became Group Chief Executive Officer for Plessy Asia Pacific, an Australian company providing road and air navigation technology. Since October 2000, he has served as Chief Executive Officer of Commander Communications Ltd., an Australian publicly listed company specializing in integrated communications devices. From December 1997 to February 1999, Mr. Dougall was a private investor. From November 1996 to November 1997, Mr. Dougall served as Chairman and Chief Executive Officer for Aristocrat Leisure Limited, an Australian publicly listed company and a supplier to gambling and entertainment companies. From January 1992 to September 1996, Mr. Dougall served as Chief Executive Officer of AWA Limited, an Australian publicly listed company specializing in electronics and telecommunications. Mr. Dougall held various executive positions with the Company from July 1990 to January 1992, serving as President of the Company from February 1991 to June 1991 and as President and Chief Executive officer from June 1991 to January 1992. From February 1988 to June 1990, Mr. Dougall was the Executive Director of Paxus Corporation, a software services and outsourcing firm.

        Philip Schlein was named a director of the Company in February 1996. Mr. Schlein has been a venture partner in U.S. Venture Partners, a venture capital firm, since April 1985, where he has advised new companies on strategy, recruiting and finance. Mr. Schlein held various executive positions with R.H. Macy & Company, Inc. from September 1957 to December 1973 and was President and Chief Executive Officer of its Macy's California division from January 1974 to January 1985. Mr. Schlein currently serves as a director of Bebe Stores, Inc., a producer of contemporary women's apparel and accessories, and various private companies. Additionally, Mr. Schlein served as a director of R.H. Macy & Company, Inc. from 1977 to 1985 and he served as a director of Apple Computer, Inc. from 1979 to 1987.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors held 9 meetings during fiscal year 2001. Each of the eight directors constituting the Board of Directors for the majority of fiscal year 2001 attended more than 75% of the aggregate of (i) the total number of Board meetings held during that fiscal year, and (ii) the total number of meetings held by all committees of the Board on which such director served. Elizabeth Fetter, who was appointed to the Board in October 2001, attended all the meetings held after that time. The Board of Directors has an Audit Committee, a Compensation Committee and a Nomination and Governance Committee. There are currently no other standing committees of the Board.

        The Audit Committee of the Board of Directors held 6 meetings during fiscal 2001. The Audit Committee recommends engagement of the Company's independent auditors, reviews services performed by such auditors and reviews and evaluates the Company's accounting system and its system of internal controls. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which was filed with the Securities and Exchange Commission as an appendix to the Company's proxy statement for its 2001 annual meeting of stockholders. The Audit Committee is currently composed of John P. Dougall, Tania Amochaev, Garen Staglin and Patrick S. Jones, each of whom satisfies the independence requirements of the National Association of Securities Dealers' listing standards.

        The Compensation Committee of the Board of Directors held 6 meetings during fiscal 2001. The Compensation Committee has overall responsibility for the Company's compensation policies and determines the compensation payable to the Company's executive officers, including their participation in certain of the Company's employee benefit and stock option plans. The Compensation Committee is currently comprised of Garth Saloner and Philip Schlein.

        The Nomination and Governance Committee of the Board of Directors held two meetings during fiscal 2001. The Nomination and Governance Committee reviews and recommends candidates for membership on the Board and its several committees. The Nomination and Governance Committee also considers and recommends policies relating to corporate governance. The Nomination and Governance Committee is currently comprised of Peter R. Johnson, Garth Saloner, and Philip Schlein. The Nomination and Governance Committee will consider nominees recommended from time to time by stockholders if such recommendations are delivered in a timely manner to the attention of: Secretary, QRS Corporation, 1400 Marina Way South, Richmond, CA 94804.

DIRECTOR COMPENSATION

        For fiscal year 2001, each non-employee director received a quarterly fee of $3,750 for Board membership, as well as $1,000 per meeting attended. Each non-employee director who is not appointed to the Board pursuant to any contractual or other right or arrangement is eligible for reimbursement, in accordance with Company policy, for expenses incurred in connection with his attendance at meetings of the Board of Directors and the committees thereof.

        Under the Automatic Option Grant Program of the QRS Corporation 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"), (i) each individual who first becomes a non-employee Board member, and who has not been in the prior employ of the Company, will receive at the time of such initial election or appointment, an automatic option grant for 15,000 shares, and (ii) each individual who serves as a non-employee Board member on the first trading date in January of each year receives an option grant for 10,000 shares, provided such individual has served as a non-employee Board member for at least six months. In addition, each individual who serves as the Chairperson of any Board committee on the first trading day in January receives an additional option grant under the Automatic Option Grant Program for another 10,000 shares of Common Stock.

        Each option granted under the Automatic Option Grant Program has a maximum term of ten (10) years, subject to earlier termination following the optionee's cessation of Board service. Each option will become exercisable for 25% of the option shares upon the optionee's completion of six (6) months of Board service measured from the grant date and will become exercisable for the balance of the option shares in a series of thirty-six (36) successive equal monthly installments upon the optionee's completion of continued Board service for the applicable month. Each option under the Automatic Option Grant Program will become immediately exercisable for all the option shares upon (i) certain changes in ownership or control of the Company or (ii) the death or permanent disability of the optionee while serving as a Board member. Upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each such option may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the tender offer price paid per share of Common Stock over (b) the exercise price payable for such option share. Please see the description of the Automatic Grant Program under Proposal Two for further information concerning the remaining terms and provisions of these automatic option grants.

        The Compensation Committee also issued options under the Discretionary Option Grant Program of the 1993 Plan to non-employee Board members as of July 26, 2001. Each individual who was serving as a non-employee Board member on that date was granted an option to purchase 10,000 shares of Common Stock. Accordingly, Ms. Amochaev and Messrs. Cole, Dougall, Johnson, Saloner, Schlein and Staglin received a discretionary option grant for 10,000 shares of Common Stock on July 26, 2001 in connection with their continued service as non-employee Board members. The exercise price of each of these options was $15.85 per share, the fair market value per share of Common Stock on July 26, 2001. The July 26, 2001 discretionary grant was made in view of the significant efforts made by the various Board members during the first half of 2001, as well as in view of the marked deterioration in general market conditions since the time of the Board's grant under the Automatic Option Grant Program in January 2000.

        Each option granted under the Discretionary Option Grant Program has a maximum term of ten (10) years, subject to earlier termination following the optionee's cessation of Board service. Each option will become exercisable for 25% of the option shares upon the optionee's completion of six (6) months of Board service measured from the grant date and will become exercisable for the balance of the option shares in a series of thirty-six (36) successive equal monthly installments upon the optionee's completion of continued Board service for the applicable month. Each option under the Discretionary Option Grant Program will become immediately exercisable for all the option shares upon certain changes in ownership or control of the Company while the optionee is serving as a Board member. Please see the description of the Discretionary Grant Program under Proposal Two for further information concerning the remaining terms and provisions of these discretionary option grants.

PROPOSAL 2
APPROVAL OF AMENDMENT TO AND RESTATEMENT OF THE
1993 STOCK OPTION/STOCK ISSUANCE PLAN

        The Company's stockholders are being asked to approve an amendment to and restatement of the 1993 Plan which will increase the number of shares of Common Stock authorized for issuance over the term of the 1993 Plan by an additional 750,000 shares, from 5,450,000 shares to 6,200,000 shares. The proposed amendment and restatement was adopted by the Board of Directors on March 20, 2002, subject to stockholder approval at the Annual Meeting.

        The Board believes that the proposed 750,000-share increase to the 1993 Plan is necessary to assure that there is a sufficient number of shares available for issuance under the 1993 Plan in order to attract and retain the services of individuals essential to the Company's long-term success. Among other things, the Company has recently hired a number of new senior executives, and the Company desires equity incentives to play a significant role in the total compensation for each of such executives as well as other Company executives. Equity incentives play a significant role in the Company's efforts to remain competitive in the market for talented individuals generally, and the Company relies on such incentives as a means to attract and retain highly qualified individuals in the positions vital to the Company's success.

        The 1993 Plan was originally adopted by the Board in June 1993 and approved by the stockholders in July 1993. The 1993 Plan became effective in connection with the initial public offering of the Common Stock and serves as the successor to the Company's 1990 Stock Option Plan (the "1990 Plan"). Each option outstanding under the 1990 Plan was incorporated into the 1993 Plan, and no further option grants have been made under the 1990 Plan since the 1993 Plan became effective.

        The following is a summary of the principal features of the 1993 Plan, as most recently modified by the Board. The summary, however, does not purport to be a complete description of all the provisions of the 1993 Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the attention of Investor Relations of the Company at the Company's corporate offices in Richmond, California.

Structure of the 1993 Plan

        The 1993 Plan is divided into three separate components: (i) the Discretionary Option Grant Program, (ii) the Automatic Option Grant Program and (iii) the Stock Issuance Program. Under the Discretionary Option Grant Program, options may be issued to key employees (including officers and directors), non-employee Board members and consultants and other independent advisors in the service of the Company (or its parent or subsidiary companies) who contribute to the management, growth and financial success of the Company (or its parent or subsidiary companies). Under the Automatic Option Grant Program, option grants are automatically made at periodic intervals to non-employee members of the Board. Under the Stock Issuance Program, key employees (including officers and directors), non-employee Board members and consultants and other independent advisors in the service of the Company (or its parent or subsidiary companies) who contribute to the management, growth and financial success of the Company (or its parent or subsidiary companies) may be issued shares of Common Stock directly, either through the purchase of such shares at fair market value or as a bonus tied to their performance of services or the Company's attainment of financial objectives.

        As of December 31, 2001, 558 employees (including nine executive officers) and seven non-employee Board members were eligible to participate in the Discretionary Option Grant and Stock

Issuance Programs, and the seven non-employee Board members were also eligible to receive grants under the Automatic Option Grant Program.

  Securities Subject to 1993 Plan

        The maximum number of shares of Common Stock that can be issued under the 1993 Plan is 6,200,000 and the number available for issuance under the 1993 Plan as of March 21, 2002 is 1,218,744, including the 750,000 share increase for which stockholder approval is sought.

        In no event may any one individual participating in the 1993 Plan be granted stock options, separately exercisable stock appreciation rights, and receive direct stock issuances for more than 750,000 shares of Common Stock in the aggregate under the 1993 Plan, exclusive of any grants or issuances made to such individual prior to January 1, 1994. Stockholder approval of this Proposal will also constitute re-approval of such limitation for purposes of Section 162(m) of the Internal Revenue Code.

        The shares of Common Stock issuable under the 1993 Plan may be drawn from shares of authorized but unissued Common Stock or from shares of Common Stock that the Company acquires, including shares purchased on the open market. Shares subject to any outstanding options under the 1993 Plan (including options transferred from the 1990 Plan) that expire or otherwise terminate prior to exercise will also be available for subsequent issuance. In addition, unvested shares issued under the 1993 Plan that the Company subsequently purchases, at the option exercise or direct issue price paid per share, pursuant to the Company's purchase rights under the 1993 Plan will be added back to the number of shares reserved for issuance under the 1993 Plan and will accordingly be available for subsequent issuance. However, any shares subject to stock appreciation rights exercised under the 1993 Plan will not be available for re-issuance.

        In the event any change is made to the Common Stock issuable under the 1993 Plan by reason of any stock split, stock dividend, combination of shares, merger, reorganization, consolidation, recapitalization, exchange of shares, or other change in capitalization of the Company affecting the outstanding shares of Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1993 Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1993 Plan after December 31, 1993, (iii) the class and/or number of securities and option price per share in effect under each outstanding option granted under the 1993 Plan or incorporated into the 1993 Plan from the 1990 Plan, and (iv) the class and/or number of securities for which automatic option grants are to be subsequently made to new and continuing non-employee Board members under the Automatic Option Grant Program. The adjustments to the outstanding options will prevent the dilution or enlargement of benefits thereunder.

  Administration

        The Compensation Committee of the Board has the exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to option grants and stock issuances made to the Company's executive officers and non-employee board members and has the authority to make option grants and stock issuances under those programs to all other eligible individuals. However, the Board may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make option grants and stock issuances under those two programs to individuals other than the Company's executive officers and non-employee Board members.

        The term plan administrator, as used in this Proposal, will mean the Compensation Committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the 1993 Plan. However, neither the Compensation Committee nor any secondary committee will exercise any administrative discretion under the Automatic Option Grant Program. All grants under that program will be made in strict compliance with the express provisions of such program.

Restricted Shares and Options Granted under the 1993 Plan

        The table below shows, as to each of the Named Executive Officers and the various indicated groups, the following information with respect to stock option transactions effected during the period from January 1, 2001 to March 21, 2002: (i) the number of restricted shares of Common Stock granted under the 1993 Plan, (ii) the number of shares of Common Stock subject to options granted under the 1993 Plan and (iii) the weighted average exercise price payable per share under such options. No direct stock issuances have been made to date under the 1993 Plan other than the restricted stock issuances described in "Compensation Committee Report On Restricted Share Award Program" elsewhere in this Proxy Statement.

Name and Position	Number of Restricted Shares(1)	Number of Option Shares(2)		Weighted Average Exercise Price of Granted Options
Elizabeth A. Fetter President and Chief Executive Officer	—	200,000 100,000 60,000	(3)	$ $ $	10.81 10.81 12.61
John S. Simon Executive Vice President of Customer and Market Development; Former Chief Executive Officer	35,000	100			$15.85
James Killough Former Chief Administrative Officer	—	10,000 40,000	(4) (5)	$ $	11.86 9.28
Brian Marsden Senior Vice President of International Operations	8,333	26,800 100		$ $	15.38 15.85
Candy Smith Senior Vice President of Global Services	16,667	100 45,000		$ $	15.85 12.61
Mark Self Senior Vice President of Sales	30,000	100			$15.85
Vince Morris Former Senior Vice President of Operations	15,000	100	(6)		$15.85
Sean Salehi Senior Vice President and Chief Technology Officer	16,667	100 45,000		$ $	15.85 12.61
All current executive officers as a group (nine persons)	106,667	792,300			$12.01
All non-employee Board members as a group (seven persons)	—	285,000			$13.86
All current employees (other than executive officers) as a group	128,378	582,336	(7)		$11.73

(1)
Each restricted share award was made at an exchange ratio of three option shares surrendered for each share of restricted common stock awarded under the restricted stock program; see "Compensation Committee Report on Restricted Share Award Program." The shares subject to each restricted award are to be issued in a series of six successive equal semi-annual installments upon the individual's completion of each successive six months of continued employment with the Company, with the first such semi-annual vesting having occurred on April 30, 2001

(2)
Unless otherwise indicated, each option was structured so that the option would become exercisable for 25% of the option shares upon the optionee's completion of one year of service measured from the grant date and would become exercisable for the balance of the option shares in a series of thirty-six monthly installments, subject to the optionee's continued service with the Company.

(3)
Consists of performance-based options as follows: 25,000 options to become fully vested at such time as the Company establishes and maintains a stock price of more than $20 for 15 days; 75,000 options to become fully vested at such time as the Company establishes and maintains a stock price of more than $30 for 15 days. In any event, such options are to become fully vested upon the sixth anniversary of Ms. Fetter's employment with the Company.

(4)
This option, granted on January 26, 2001, was to have become exercisable in a series of twelve monthly installments, subject to the optionee's continued service with the Company. Mr. Killough's contract for consulting services to the Company expired on December 31, 2001 and was not renewed; a portion of these options are thus subject to cancellation.

(5)
This option, granted on May 16, 2001, was to have become exercisable in a series of 40 monthly installments, subject to the optionee's continued service with the Company. Mr. Killough's contract for consulting services to the Company expired on December 31, 2001 and was not renewed; a portion of these options are thus subject to cancellation.

(6)
All of such 100 options were cancelled upon the termination of Mr. Morris's employment with the Company in March 2002.

(7)
The total number of options granted to all current employees (other than current executive officers) as a group under all of the option plans maintained by the Company (including the Rockport Trade Systems, Inc. Option Plan and the Tradeweave, Inc. 1999 Stock Option/Stock Issuance Plan) was 704,238.

        As of March 21, 2002, options for 2,754,477 shares were outstanding under the 1993 Plan, 1,939,904 shares were issued, 286,875 shares were reserved for the restricted share award program and, assuming stockholder approval of this Proposal, 1,218,744 shares remained available for future option grants and stock issuances.

        In December 1997, the Company implemented the Special Non-Officer Stock Option Plan, pursuant to which 225,000 shares were initially reserved for issuance to employees of the Company who are neither officers nor Board members. The provisions of such supplemental plan are substantially the same as those in effect under the Discretionary Option Grant Program of the 1993 Plan described below. On February 15, 1999, the Board authorized an increase of 225,000 shares to this plan, and an additional 225,000 shares were added to the available reserve by the Board on May 11, 2000. As of March 21, 2002, options for 462,950 shares were outstanding, 49,557 shares had been issued, and 162,493 shares remained available for future option grants under the plan.

        On December 19, 2000, the Compensation Committee approved the implementation of a restricted share award program under the Stock Issuance Program of the 1933 Plan. Each officer (from Vice President level and up) was given the opportunity under the program to surrender his or her outstanding options under the 1993 Plan that had exercise prices in excess of $15 per share in return for a restricted share award at an exchange ratio of three option shares for every one share of Common Stock subject to the restricted share award. A total of 875,126 shares were surrendered under this program and up to 286,875 shares of Common Stock may be issued pursuant to restricted share awards granted under this program.

Discretionary Option Grant Program and Stock Issuance Program

        Options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options which are not intended to meet such requirements; however, only employees of the Company are eligible to receive incentive stock option grants. The principal features of the grants made under the Discretionary Option Grant Program and the direct issuances made under the Stock Issuance Program may be summarized as follows:

  Exercise Price and Exercisability

        The exercise price per share must not be less than 100% of the fair market value per share of the Common Stock on the grant date. No option may be outstanding for more than a 10-year term. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service prior to vesting in those shares.

        The purchase price for any shares sold under the Stock Issuance Program may not be less than 100% of the fair market value of the shares on the date of issuance. Shares may also be issued under the Stock Issuance Program for non-cash consideration, such as a bonus for past services rendered to the Company. In addition, shares may be issued under the Stock Issuance Program as an incentive tied to the individual's performance of future service or the Company's attainment of performance milestones.

        The plan administrator may also assist any optionee (including an officer) in the exercise of outstanding options under the Discretionary Option Grant Program or in the purchase of shares under the Stock Issuance Program by authorizing a loan from the Company or permitting such individual to pay the exercise price or purchase price through a full-recourse, interest-bearing promissory note payable in installments over a period of years. The terms and conditions of any such loan or promissory note will be established by the plan administrator in its sole discretion, but in no event may the maximum credit extended to such individual exceed the aggregate price payable for the purchased shares, plus any Federal and state income or employment withholding taxes to which such individual may become subject in connection with the purchase. The plan administrator may also provide for the forgiveness of any outstanding loan or promissory note over the individual's period of continued service with the Company.

  Termination of Service

        The plan administrator has complete discretion to establish the period of time for which any option is to remain exercisable following the optionee's cessation of service with the Company. Under no circumstances may an option be exercised after the specified expiration date of the option term. Each option under the Discretionary Option Grant Program will be exercisable only to the extent of the number of shares for which such option is exercisable at the time of the optionee's cessation of employment or service. However, the plan administrator has the discretion, exercisable at any time while the option remains outstanding, to accelerate the exercisability of such option in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

  Corporate Transaction

        In the event of a Corporate Transaction (defined below), each outstanding option under the Discretionary Option Grant Program that will not be assumed by the successor corporation or otherwise replaced with a cash incentive program that preserves the existing option spread on the unvested option shares will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The plan administrator will have the discretion to structure one or more option grants under the Discretionary Option Grant Program or one or more unvested shares issuances under the Stock Issuance Program so that those options or shares will automatically vest in the event the individual's service is subsequently terminated within a specified period following a Corporate Transaction in which those options and shares do not otherwise vest on an accelerated basis. The plan administrator may also structure one or more option grants under the Discretionary Option Grant Program and one or more unvested share issuances under the Stock Issuance Program so that those options and shares will automatically vest in full upon a Corporate Transaction. Option grants made to certain executive officers of the Company may vest on an accelerated basis in connection with an acquisition or other change in control of the Company. For further information concerning such acceleration provisions, see "Executive Compensation—Employment Contracts, Termination of Employment and Change-in-Control Agreements."

        A Corporate Transaction includes one or more of the following stockholder-approved transactions: (i) a merger or acquisition in which the Company is not the surviving entity (other than a transaction the principal purpose of which is to change the state of the Company's incorporation), (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company or (iii) any reverse merger in which the Company is the surviving entity but in which more than 50% of the Company's outstanding voting stock is transferred to the acquiring entity or its wholly owned subsidiary.

  Change in Control

        The plan administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Option Grant Program and the automatic vesting of outstanding shares under the Stock Issuance Program in connection with a Change in Control, with such acceleration or vesting to occur either at the time of the Change in Control or upon the subsequent termination of the participant's service.

        A Change in Control will be deemed to occur under the 1993 Plan upon: (i) the acquisition of more than 50% of the Company's outstanding voting stock pursuant to a tender or exchange offer made directly to the Company's stockholders or (ii) a change in the composition of the Board of Directors over a period of 36 months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been members of the Board continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

        The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

  Stock Appreciation Rights

        The plan administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

          Tandem stock appreciation rights provide the holders with the right to surrender all or part of an unexercised option for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the plan administrator, be made in cash, shares of Common Stock or a combination of both.

          Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a Hostile Take-Over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered share equal to the excess of (a) the Take-Over Price per share over (b) the exercise price payable for such share.

        For purposes of such option cash-out provisions, the following definitions are in effect under the 1993 Plan:

          Hostile Take-Over: the direct or indirect acquisition by any person or related group of persons (other than the Company or its affiliates) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend that such stockholders accept.

          Take-Over Price: the greater of (A) the fair market value of the shares of Common Stock subject to the surrendered option, measured on the surrender date in accordance with the valuation provisions of the 1993 Plan described below, or (B) the highest reported price per share paid by the tender offeror in effecting the Hostile Take-Over.

  Special Tax Election

        The plan administrator may provide one or more employee-holders of non-statutory options or unvested shares under the Discretionary Option Grant Program or the Stock Issuance Program with the right to have the Company withhold a portion of the shares of Common Stock otherwise issuable to such individuals upon the exercise of those options or vesting of those shares in order to satisfy the Federal and state income and employment withholding taxes to which such individuals may become subject in connection with such exercise or vesting. Alternatively, the plan administrator may allow such individuals to deliver already existing shares of the Company's Common Stock in payment of such withholding tax liability.

Automatic Option Grant Program

        Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. Stockholder approval of this Proposal will also constitute pre-approval of each option granted on or after the date of the Annual Meeting pursuant to the provisions of the Automatic Option Grant Program on the basis of the share increase effected pursuant to this Proposal and the subsequent exercise of that option in accordance with such provisions.

        Beginning with calendar year 2001, each individual who is on the first trading day in January each year serving as a non-employee Board member will automatically be granted an option to purchase 10,000 shares of Common Stock, and each individual who is also at the time serving as a chairperson of any Board committee will automatically be granted a second option for an additional 10,000 shares, provided in each instance that the individual has served as a non-employee Board member for at least six months. During 2000 (but subsequent to the 2000 annual meeting of stockholders), each individual who had joined the Board as a non-employee Board member had automatically been granted a non-statutory option to purchase 15,000 shares of Common Stock, provided such individual had not previously been in the employ of the Company. The Board recently amended the 1993 Plan to clarify that having previously served as an employee of the Company does not disqualify a director from receiving annual grants.

        Each option grant under the Automatic Option Grant Program has an exercise price per share equal to 100% of the fair market value per share of Common Stock on the grant date and a maximum term of 10 years measured from such date, subject to earlier termination upon the optionee's cessation of Board service. Each option becomes exercisable for the option shares as follows: (i) the option becomes exercisable for twenty-five percent (25%) of the option shares upon the optionee's completion of six months of Board service measured from the date of the option grant and (ii) the balance of the option shares becomes exercisable in a series of thirty-six (36) successive equal monthly installments upon the optionee's completion of each additional month of Board service.

        The option remains exercisable for a six-month period following the optionee's cessation of Board service for any reason other than death or permanent disability. Should the optionee die while in Board service or within six months after his or her cessation of Board service, then the option remains exercisable for a twelve-month period following such optionee's death and may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. Should the optionee cease Board service by reason of permanent disability, then he or she will have a twelve-month period in which to exercise the option. In no event, however, may any option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) for which the option is exercisable at the time of his or her cessation of Board service.

        The shares subject to each automatic option grant immediately vests should any of the following events occur during optionee's period of Board service: (i) the optionee's death or permanent disability or (ii) a Corporate Transaction or Change in Control. In addition, upon the successful completion of a Hostile Take-Over, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the Take-Over Price per share over (b) the exercise price payable for such share. Stockholder approval of this Proposal will also constitute pre-approval of each option granted with such a surrender right on or after the date of the Annual Meeting and the subsequent exercise of that right in accordance with the foregoing provisions.

General Provisions of the 1993 Plan

  Stockholder Rights and Option Transferability

        No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the plan administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members.

  Valuation

        The fair market value per share of Common Stock under the 1993 Plan on any relevant date will be the closing selling price on the date in question, as reported on the Nasdaq National Market and published in The Wall Street Journal. On March 21, 2002, the fair market value per share of the Common Stock determined on such basis was $12.50 per share.

  Amendment and Termination of the 1993 Plan

        The Board may amend or modify the 1993 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation; however, no amendment or modification will adversely affect the rights of holders of outstanding options or restricted stock unless such holder's consent is obtained. Unless sooner terminated by the Board, the 1993 Plan will terminate on the earliest of (a) December 31, 2005, (b) the date on which all shares available for issuance under the 1993 Plan have been issued or (c) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

New Plan Benefits

        As of March 21, 2002, no options have been granted, and no direct stock issuances have been made, on the basis of the 750,000 share increase that is the subject of this Proposal.

Federal Tax Consequences

        Options granted under the 1993 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to satisfy such requirements. The Federal income tax treatment for the two types of options differs as follows:

  Incentive Stock Options.

        The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

        For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the date the option for the shares involved in such sale or other disposition is granted and more than one year after the date the option is exercised for those shares. If the sale or disposition occurs before these two requirements are satisfied, then a disqualifying disposition of the purchased shares will result.

        Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

        If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for such shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

  Non-statutory Options.

        An optionee recognizes no taxable income upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

        If the shares acquired upon exercise of a non-statutory option are subject to a substantial risk of forfeiture (such as the Company's right to repurchase unvested shares at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares), then the optionee will not recognize any taxable income at the time the option is exercised for such unvested shares but will have to report as ordinary income, as and when the shares vest, an amount equal to the excess of (a) the fair market value of the shares on the vesting date over (b) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise an amount equal to the difference between the fair market value of the purchased shares on the date of exercise (determined as if the unvested shares were not subject to the Company's repurchase right) and the exercise price paid for the shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the shares vest.

        The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

  Stock Appreciation Rights.

        If an option granted with a tandem stock appreciation right is surrendered for an appreciation distribution, or if an option granted with a limited stock appreciation right is cancelled for an appreciation distribution, the recipient will generally realize ordinary income on the surrender or cancellation date, equal in amount to the appreciation distribution. The Company will be entitled to a deduction equal to the amount of such ordinary income.

  Direct Stock Issuance.

        The tax principles applicable to direct stock issuances under the 1993 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

  Deductibility of Executive Compensation.

        The Company anticipates that any compensation deemed paid by it (whether by the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options) in connection with options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

Accounting Treatment

        Under the current accounting principles in effect for equity incentive programs such as the 1993 Plan, the option grants under the 1993 Plan will not result in any charge to the Company's reported earnings, but the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the option grants would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as compensation expense. The number of outstanding options may be a factor in determining the Company's earnings per share on a fully diluted basis.

        The restricted share awards issued on January 3, 2001 in cancellation of the out-of-the-money options held by the executive officers and certain other individuals on that date cover a total of 286,875 shares of Common Stock. These awards have and will result in a non-cash compensation expense to the Company based on the $13.6875 per share fair market value of the Common Stock on that date. Such compensation expense (approximately a $4 million maximum expense) is being amortized, for financial reporting purposes, over the three-year vesting period in effect for those awards.

        Option grants made to independent consultants (but not non-employee Board members) after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date of that option and then subsequently on the vesting date of each installment of the underlying option shares. No charge will, however, be required for periods before July 1, 2000. A charge of $302,000 was taken by the Company in connection with option grants made to James Killough, a former officer of the Company.

        Should one or more optionees be granted stock appreciation rights under the 1993 Plan that have no conditions upon exercisability other than a service or employment requirement, then such rights would result in a compensation expense to be charged against the Company's reported earnings. At the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

Stockholder Approval

        The affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting is required for approval of the proposed share increase to the 1993 Plan. If stockholder approval of the proposed share increase is not obtained, then any options granted on the basis of that share increase will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of such share increase. However, the 1993 Plan will continue to remain in effect, and option grants and direct stock issuances may continue to be made pursuant to the provisions of the 1993 Plan, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to such option grants and direct stock issuances made under the 1993 Plan or (if earlier) until the December 31, 2005 termination date of the 1993 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
APPROVING THE AMENDED AND RESTATED 1993 PLAN AND
THE SHARE INCREASE THEREUNDER.

PROPOSAL 3
RATIFICATION OF INDEPENDENT AUDITORS

        The Company is asking the stockholders to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants to provide auditing services to the Company during the fiscal year ending December 31, 2002. The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

        In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interest of the Company and its stockholders.

Change In Independent Accountants

        As previously disclosed by the Company in the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 28, 2000, on August 21, 2000, Deloitte & Touche LLP ("D&T") resigned as the Company's independent accountants. Neither the Company's Board of Directors nor the Audit Committee recommended or approved D&T's resignation. D&T's reports on the Company's consolidated financial statements for the two fiscal years ended December 31, 1998 and 1999, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. The Company has authorized D&T to respond fully to any inquiries made by any successor accountants, including with respect to the accounting disagreement described in the following paragraph.

        During the Company's two fiscal years ended December 31, 1999 and through August 21, 2000, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, except the following which D&T discussed with the Company's Audit Committee on February 22, 2000:

        As reported in Note 7 to the financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, on December 30, 1999 the Company and Comm Press, Inc., a.k.a. bTrade ("bTrade"), entered into two concurrent transactions in which the Company licensed its Keystone catalog software to bTrade for $3,000,000, which the Company proposed to recognize as revenue in 1999, and bTrade licensed its messaging software to the Company for $4,000,000, which the Company proposed to capitalize and amortize over the three-year term of the license agreement. Upon review of documentation and discussion with management in connection with its audit of the Company's financial statements for the fiscal year ended December 31, 1999, D&T determined that the proposed accounting was not appropriate and recommended that the two transactions be recorded net of each other with the resulting $1,000,000 asset amortized over the three-year term of the bTrade agreement. As set forth in said Note 7 to the 1999 financial statements, the Company recorded the transaction as recommended by D&T in its financial statements for the fiscal year ended December 31, 1999.

        During the Company's two fiscal years ended December 31, 2000 and through August 21, 2001, there were no "Reportable Events" (hereinafter defined) requiring disclosure pursuant to item 304(a)(1)(v) of Regulation S-K. As used herein, the term "Reportable Event" means any of the items listed in paragraphs (a)(1)(v)(A) through (D) of item 304 of Regulation S-K.

        As previously disclosed by the Company in the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2000, the Company engaged PricewaterhouseCoopers LLP as its new independent accountants as of September 22, 2000. The Company did not consult with PricewaterhouseCoopers LLP prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a disagreement or a reportable event within the meaning of Item 304(a)(1) of Regulation S-K.

Fees Billed To The Company By PricewaterhouseCoopers LLP During Fiscal Year Ended December 31, 2001

        Audit Fees.    The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the nine-month period ended September 30, 2001, and on Form 10Q/A for the three- and six-month periods ended March 31, 2001 and June 30, 2001, respectively, total $410,000.

        Financial Information Systems Design And Implementation Fees.    The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal year ended December 31, 2001.

        All Other Fees.    The aggregate fees billed by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2001 for professional services rendered to the Company other than as stated above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees" totaled $337,000. Such fees were comprised primarily of services relating to tax compliance and legal services in connection with foreign subsidiaries and operations.

        The Audit Committee has considered whether the provision of services described in the preceding two paragraphs is compatible with maintaining PricewaterhouseCoopers LLP's independence.

RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Company's Common Stock as of December 31, 2001, by (i) all persons known by the Company to be beneficial owners of five percent or more of its outstanding Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers (as defined in "Executive Compensation and Other Information") and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the principal address of each of the persons below is 1400 Marina Way South, Richmond, California 94804.

	Amount And Nature Of Beneficial Ownership(1)
Name And Address Of Beneficial Owner	Number Of Shares	Percent Of Class
Peter R. Johnson(2)(3)(4) c/o PRJ Holdings, Inc. 600 Montgomery Street San Francisco, CA 94111	1,752,590	11.10%
Brown Investment Advisory & Trust Company(5) 16 South Street Baltimore, MD 21202	1,699,206	10.88%
Brown Capital Management, Inc.(6) 1201 N. Calvert Street Baltimore, MD 21202	1,510,550	9.67%
Ronald Juvonen(7) c/o Downtown Associates L.L.C. 674 Unionville Road, Suite 105 Kennett Square, PA 19348	1,364,500	8.74%
Merrill Lynch & Co., Inc.(8) World Financial Center, North Tower 250 Vesey Street New York, NY 10381	1,081,413	6.92%
Tania Amochaev(2)	157,259	1.00%
John B. Dougall(2)	37,136	*
Patrick S. Jones	—	*
Garth Saloner(2)(4)	134,636	*
Philip Schlein(2)	42,134	*
Garen K. Staglin(2)	143,239	*
Elizabeth A. Fetter	1,012	*
John S. Simon(2)	268,973	1.69%
James Killough(2)	24,519	*
Brian Marsden(2)	32,094	*
Mark Self(2)	6,568	*
Candy Smith(2)	4,191	*
Vince Morris(2)	6,369	*
Sean Salehi(2)	7,277	*
All current executive officers and directors as a group (16 persons)(9)	2,587,109	15.85%

*
Less than one percent.

(1)
Applicable percentages are based on 15,616,529 shares outstanding on December 31, 2001, adjusted as required by rules promulgated by the SEC. Beneficial ownership is determined under the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days after

  December 31, 2001, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table and subject to any applicable community property laws, the Company believes that each of the stockholders named in the table have sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned by them.

(2)
The amounts shown include the following shares issuable upon exercise of options to purchase shares of Common Stock that are currently exercisable or will become exercisable within 60 days after December 31, 2001: Mr. Johnson, 145,155; Ms. Amochaev, 151,438; Mr. Cole, 22,291; Mr. Dougall, 37,136; Mr. Saloner, 80,155; Mr. Schlein, 42,134; Mr. Staglin, 101,614; Mr. Simon, 251,000; Mr. Killough, 16,166; and Mr. Marsden, 29,318. The amounts shown also include the following issued shares of restricted stock, such shares being part of larger grants that are issued in a series of six successive equal semi-annual installments, subject to the individual's continued employment, with the first such installment having occurred on April 30, 2001: Mr. Simon, 11,666; Mr. Marsden, 2,776; Mr. Self, 10,000; Ms. Smith, 5,554; Mr. Morris, 5,000; and Mr. Salehi, 5,554.

(3)
Includes 30,000 shares held by the Peter R. and Victoria J. Johnson Foundation and 46,200 shares held by the Peter R. Johnson and Victoria J. Johnson GST Trust, of which Mr. Johnson is a trustee.

(4)
The amounts shown include the following shares issuable upon exercise of warrants to purchase shares of Common Stock, granted in connection with the Company's 2001 acquisition of its subsidiary Tradeweave, Inc., that are currently exercisable or will become exercisable within 60 days after December 31, 2001: Mr. Johnson, 27,881; Mr. Saloner, 7,119.

(5)
The Company has been informed by Brown Investment Advisory & Trust Company that it had sole voting power over 1,697,706 of such shares, no voting power over 1,500 of such shares, sole dispositive power over 1,648,731 of such shares, shared dispositive power over 43,400 of such shares, and no dispositive power over 7,075 of such shares.

(6)
Pursuant to a Schedule 13G filed by it with the SEC, Brown Capital Management, Inc. had sole voting power over 890,988 of such shares and sole dispositive power over all 1,510,550 shares.

(7)
Pursuant to a Schedule 13G filed by it with the SEC, includes shares held by Downtown Associates I, L.P., Downtown Associates II, L.P., Downtown Associates III, L.P., Downtown Associates IV, L.P. and Downtown Foundations, L.P. (collectively, the "Downtown Funds"). The general partner of the Downtown Funds is Downtown Associates, L.L.C. Ronald Juvonen, as the managing member of the General Partner, has sole power to vote and direct the disposition of all the Common Stock held by the Downtown Funds.

(8)
Merrill Lynch & Co., Inc. ("ML&Co.") is a parent holding company filing on behalf of Merrill Lynch Investment Managers, an operating division of ML&Co., consisting of ML&Co.'s indirectly owned asset management subsidiaries. ML&Co.'s asset management subsidiaries holding shares of the Company's common stock include Fund Asset Management, L.P.; Merrill Lynch Investment Managers, L.P.; and QA Advisor L.L.C. Of the total 1,081,413 shares beneficially held by ML&Co., 785,520 are held by Small Cap Value Trust, an affiliated entity that alone would hold over 5% of the Company's Common Stock. ML&Co. has shared voting power and shared dispositive power over all of its 1,081,413 shares.

(9)
The amount shown includes 872,950 shares issuable upon exercise of options and warrants to purchase shares of Common Stock that are currently exercisable or will become exercisable within 60 days after December 31, 2001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely upon a review of copies of reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2001, all the Company's officers, directors and greater than 10% stockholders complied with the applicable Section 16(a) filing requirements, except that (i) in January 2002 Vince Morris filed a Form 5 reporting sales of shares that he had made in May, October and December 2001, (ii) in January 2002 Sean Salehi filed a Form 5 reporting sales of shares that he had made in May 2001 and (iii) in April 2002 Peter Johnson and Garth Saloner each filed a Form 5 reporting acquisitions of shares made in February 2001 relating to the merger of the Company and its former subsidiary Tradeweave, Inc.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

        The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to the Company and its subsidiaries for the 2001, 2000 and 1999 fiscal years by the Company's present and former Chief Executive Officers, each of the Company's five other most highly compensated executive officers whose salary and bonus for the 2001 fiscal year was in excess of $100,000 and one additional executive officer who would have been named as one of the five most highly compensated executive officers but for the fact that such executive officer was not serving as an executive officer at the end of the 2001 fiscal year. All the individuals named in such table are referred to in this proxy statement as the "Named Executive Officers."

Summary Compensation Table

						Long-Term Compensation Awards
		Annual Compensation(1)
Name and Principal Position						Restricted stock awards($)(2)	Securities Underlying Options(#)		All Other Compensation(3)
	Year	Salary($)		Bonus($)
Elizabeth A. Fetter(4) Chief Executive Officer and President (since 10/01)	2001 2000 1999		$78,220 — —		$75,000 — —	— — —	300,000 — —			— — —
John S. Simon Executive Vice President of Customer and Market Development; Former Chief Executive Officer and President (prior to 10/01)	2001 2000 1999	$ $ $	290,000 285,833 238,333	$ $ $	104,375 148,800 148,000	$479,063 — —	100 40,000 80,000	(5) (6)	$ $ $	13,221 11,735 9,955
James Killough(7) Former Senior Vice President, Chief Administrative Officer	2001 2000 1999	$ $	240,000 86,667 —		— — —	— — —	50,000 3,250 —			$23,500 — —
Brian Marsden(8) Senior Vice President of International Operations	2001 2000 1999	$ $	225,000 225,000 —	$ $	225,000 168,750 —	$114,058 — —	26,900 54,318 —	(9)	$ $	124,674 16,496 —
Candy Smith(10) Senior Vice President of Global Services	2001 2000 1999	$ $	225,000 93,750 —	$ $	39,400 30,000 —	$228,130 — —	100 50,000 —	(5)	$ $	5,100 1,125 —
Mark Self(11) Senior Vice President of Sales	2001 2000 1999	$ $	220,000 215,910 —	$ $	27,500 10,000 —	$410,625 — —	100 90,000 —	(5)	$ $	5,250 5,250 —
Vince Morris(12) Former Senior Vice President of Operations	2001 2000 1999	$ $ $	200,000 182,493 83,761	$ $ $	25,000 50,000 23,800	$205,313 — —	100 30,000 15,000	(5) (5)	$ $ $	5,250 5,250 2,125
Sean Salehi(13) Senior Vice President and Chief Technology Officer	2001 2000 1999	$ $	200,000 65,151 —	$ $	25,000 20,000 —	$228,130 — —	100 50,000 —	(5)	$ $	3,900 5,250 —

(1)
Salary includes amounts deferred under the Company's 401(k) Plan and Non-Qualified Deferred Compensation Plan.

(2)
As no other restricted shares awards were made in prior years, amounts shown reflect the value of aggregate restricted stock holdings. Share amounts are as follows: Mr. Simon, 35,000; Mr. Marsden, 8,333; Ms. Smith, 16,667; Mr. Self, 30,000;

  Mr. Morris, 15,000; and Mr. Salehi, 16,667. Shares underlying one-third of such total aggregate amounts were actually issued in 2001; the remainder continue to vest in six-month installments over the remaining two years of the vesting period.

(3)
Except for Mr. Killough and Mr. Marsden, such other compensation consists of Company contributions made to the Company's 401(k) and Non-Qualified Deferred Compensation Plans which match the salary deferral contributions made by such officer to such plans and, for Mr. Simon, long-term disability and life insurance premiums paid by the Company on his behalf. Mr. Killough's other compensation consists of certain living expenses. Mr. Marsden's other compensation includes a car allowance, health care coverage, and life insurance and pension plan contributions, and is calculated using an average currency exchange rate of 1£:$1.415.

(4)
Ms. Fetter joined the Company in October 2001; her annualized salary for 2001 would have been $350,000.

(5)
Each of these options was surrendered to the Company on January 3, 2001 in return for a restricted share award at an exchange ratio of three option shares for every one share of Common Stock subject to the restricted share award. See "Compensation Committee Report on Restricted Share Award Program."

(6)
Mr. Simon surrendered his option for 50,000 shares subject to this grant on January 3, 2001 in return for a restricted share award at an exchange ratio of three option shares for every one share of Common Stock subject to the restricted share award. The remaining 30,000 shares subject to this grant were to become exercisable in two 15,000 share tranches based on certain performance goals. The first 15,000 share tranche was cancelled based on 2000 performance and the second 15,000 share tranche was exchanged by Mr. Simon for a restricted share award at an exchange ratio of three option shares for every one share of Common Stock subject to the restricted share award. See "Compensation Committee Report on Restricted Share Award Program."

(7)
Mr. Killough began consulting to the Company in March 2000; his annualized consulting fee for 2000 would have been $103,333. Mr. Killough's consulting fees are included in the "salary" column of this table solely for purposes of applicable presentation rules. Such fees for 2001 include amounts expected to be paid upon final documentation of Mr. Killough's separation.

(8)
Mr. Marsden joined the Company in January 2000. His annualized salary was $225,000 for the 2000 fiscal year.

(9)
Mr. Marsden surrendered his options for 25,000 shares to the Company on January 3, 2001 in return for a restricted share award at an exchange ratio of three option shares for every one share of Common Stock subject to the restricted share award. See "Compensation Committee Report on Restricted Share Award Program."

(10)
Ms. Smith joined the Company in August 2000; her annualized salary for 2000 would have been $225,000.

(11)
Mr. Self joined the Company in January 2000; his annualized salary for 2000 would have been $220,000.

(12)
Mr. Morris joined the Company in June 1999; his annualized salary for 1999 would have been $170,000. Mr. Morris's employment with the Company terminated in March 2002. Pursuant to a Settlement Agreement and Release between Mr. Morris and the Company entered into at that time, Mr. Morris will receive $25,000 per month in salary & bonus continuation payments for a period of twelve months, along with Company-paid health benefits over the same period.

(13)
Mr. Salehi joined the Company in September 2000; his annualized salary for 2000 would have been $200,000.

Stock Options

        The Company granted options to purchase 1,580,667 shares of Common Stock during the 2001 fiscal year, of which options to purchase a total of 377,400 shares had been granted to the Named Executive Officers. The following table sets forth information concerning the stock options granted during the 2001 fiscal year to the Named Executive Officers.

Option Grants in Last Fiscal Year

	Individual Grants
							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
	Number of Securities Underlying Options Granted(#)(1)		Percent of Total Options Granted to Employees in Fiscal Year(2)
Name					Exercise or Base Price Share(3)	Expiration Date
							5%	10%
Elizabeth A. Fetter	200,000 100,000	(5)	12.65 6.32	% %	$10.81 10.81	10/17/11 10/17/11	$1,359,670 679,835	$3,445,671 1,722,835
John S. Simon	100		—		15.85	7/26/11	997	2,526
James Killough	10,000 40,000	(6) (7)	0.63 2.53	% %	11.86 9.28	1/26/11 5/16/11	74,587 233,446	189,018 591,597
Brian Marsden	26,800 100		1.70 —%		15.38 15.85	7/5/11 7/26/11	259,220 997	656,915 2,526
Candy Smith	100		—		15.85	7/26/11	997	2,526
Mark Self	100		—		15.85	7/26/11	997	2,526
Vince Morris(8)	100		—		15.85	7/26/11	997	2,526
Sean Salehi	100		—		15.85	7/26/11	997	2,526

(1)
Unless otherwise indicated, each option was structured so that the option would become exercisable for 25% of the option shares upon the optionee's completion of one year of service measured from the grant date and would become exercisable for the balance of the option shares in a series of thirty-six monthly installments, subject to the optionee's continued service with the Company. The grant date is ten years prior to the option's expiration date. Such option grants may be subject to special accelerated vesting provisions in the event of a change in control of the Company. See "Employment Contracts, Termination of Employment and Change-in-Control Agreements."

(2)
Based on an aggregate of 1,580,667 options granted during 2001.

(3)
The exercise price per share of the option is equal to the fair market value of the Common Stock on the date of grant.

(4)
Calculated on the assumption that the market value of the underlying stock increases at the stated values compounded annually for the ten-year term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price.

(5)
Consists of performance-based options as follows: 25,000 options to become fully vested at such time as the Company establishes and maintains a stock price of more than $20 for 15 days; 75,000 options to become fully vested at such time as the Company establishes and maintains a stock price of more than $30 for 15 days. In any event, such options are to become fully vested upon the sixth anniversary of Ms. Fetter's employment with the Company.

(6)
This option, granted on January 26, 2001, was to have become exercisable in a series of twelve monthly installments, subject to the optionee's continued service with the Company. Mr. Killough's contract for consulting services to the Company expired on December 31, 2001 and was not renewed; a portion of these options are thus subject to cancellation.

(7)
This option, granted on May 16, 2001, was to have become exercisable in a series of 40 equal monthly installments, subject to the optionee's continued service with the Company. Mr. Killough's contract for consulting services to the Company expired on December 31, 2001 and was not renewed; a portion of these options are thus subject to cancellation.

(8)
All of such 100 options were cancelled due to the termination of Mr. Morris's employment with the Company in March 2002.

Aggregated Option Exercises in 2001 and Year-End Option Values

        The following table sets forth for each of the Named Executive Officers the shares acquired and the value realized on each exercise of stock options during the year ended December 31, 2001 and the number and value of securities underlying unexercised options held by the Named Executive Officers at December 31, 2001.

						Value of Unexercised In-the-Money Options at December 31, 2001 (market price of shares less exercise price)(1)
			Number of Securities Underlying Unexercised Options at December 31, 2001(#)
Name	Shares Acquired on Exercise(#)	Value Realized(2)
			Exercisable	Unexercisable		Exercisable	Unexercisable
Elizabeth A. Fetter	—	—	—	300,000	(3)	—	$987,000
John S. Simon	—	—	248,499	12,602		$26,100	—
James Killough	—	—	16,166	—		$54,134	—
Brian Marsden	—	—	29,318	26,900		$53,549	—
Candy Smith	—	—	—	100		—	—
Mark Self	—	—	—	100		—	—
Vince Morris	—	—	—	100		—	—
Sean Salehi	—	—	—	100		—	—

(1)
Based upon the market price of $14.10 per share, which was the closing price per share of the Common Stock as quoted on the Nasdaq National Market tier of The Nasdaq Stock Market on December 31, 2001.

(2)
Value realized is based upon the fair market value of the Common Stock on the date of exercise, less the exercise price, multiplied by the number of shares exercised, and does not indicate that the optionee sold such stock.

(3)
100,000 of such options consist of performance-based options as follows: 25,000 options to become fully vested at such time as the Company establishes and maintains a stock price of more than $20 for 15 days; 75,000 options to become fully vested at such time as the Company establishes and maintains a stock price of more than $30 for 15 days. In any event, such options are to become fully vested upon the sixth anniversary of Ms. Fetter's employment with the Company.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL AGREEMENTS

        Chief Executive Officer.    On September 24, 2001, the Company entered into an employment agreement with Elizabeth A. Fetter, the President and Chief Executive Officer of the Company and a member of the Board of Directors. Under the terms of the agreement, the Company agreed to pay Ms. Fetter a base salary of $350,000 annually. Additional incentive compensation of up to $300,000 annually is available to Ms. Fetter based on the achievement of specified individual and Company performance targets; of this amount, $100,000 annually is paid to Ms. Fetter and is deemed earned and is non-reimbursable. Under the employment agreement, Ms. Fetter also received a grant of 300,000 stock options. Of these, 200,000 options shall vest over a four-year period, and 100,000 options are subject to performance-based vesting as follows: 25,000 options to become fully vested at such time as the Company establishes and maintains a stock price of more than $20 for 15 days; 75,000 options to become fully vested at such time as the Company establishes and maintains a stock price of more than $30 for 15 days. In any event, such performance-based options are to become fully vested upon the sixth anniversary of Ms. Fetter's employment with the Company.

        Should the Company terminate Ms. Fetter's employment other than for cause at any time on or prior to October 2002, she will be entitled to receive 12 months of severance pay equal in the aggregate to her targeted total annual compensation and benefits at the level in effect at the time of her termination. After October 2002, if Ms. Fetter's employment is terminated without cause, she will be entitled to receive 12 months of severance pay equal in the aggregate to her base compensation and benefits at the level in effect at the time of her termination.

        If a change of control of the Company occurs during Ms. Fetter's employment, then all of her outstanding stock options will immediately vest and be exercisable, and any shares subject to vesting restrictions will similarly immediately vest and become exercisable, subject to certain restrictions relating to any excess "parachute payments" under Internal Revenue Code Section 280G. Moreover, if a change of control of the Company occurs and Ms. Fetter's employment is subsequently terminated without cause or she subsequently resigns by reason of a material change in her base compensation, her targeted annual incentive compensation, her total annual target compensation, her benefits, a material reduction in her duties or responsibilities, or a significant change in her principal place of employment, then she will be entitled to 12 months of severance pay equal in the aggregate to her total targeted annual compensation and benefits at the level in effect at the time of her termination or resignation or (if greater) at the level in effect immediately prior to the corporate transaction or change in control.

        Other Executive Officers.    The Company has also entered into employment agreements with each of John Simon, Executive Vice President of Customer and Market Development (and, until October 2001, Chief Executive Officer); Brian Marsden, Senior Vice President of International Operations; Candy Smith, Senior Vice President of Global Services; Mark Self, Senior Vice President of Sales; Sean Salehi, Senior Vice President and Chief Technology Officer; John C. Parsons, Jr., Senior Vice President and Chief Financial Officer; Leonard R. Stein, Senior Vice President, General Counsel and Secretary; and Fred Ruffin, Senior Vice President of Human Resources. In consideration of their services, such officers receive annual salaries and incentive compensation based on meeting specified individual and Company performance targets (subject to review by the Board of Directors or the Compensation Committee thereof) as follows: Mr. Simon, a base salary of $290,000 and additional target incentive compensation of $217,000; Mr. Marsden, a base salary of $225,000 and additional target incentive compensation of $260,000; Ms. Smith, a base salary of $225,000 and additional target incentive compensation of $112,500; Mr. Self, a base salary of $220,000 and additional target incentive compensation of $110,000; Mr. Salehi, a base salary of $200,000 and additional target incentive compensation of $100,000; Mr. Parsons, a base salary of $250,000 and additional target incentive compensation of $125,000; Mr. Stein, a base salary of $240,000 and additional target incentive compensation of $120,000; and Mr. Ruffin, a base salary of $190,000 and additional target incentive compensation of $95,000. Mr. Marsden is entitled to draw, on a non-recoverable basis, $135,000 of the amount allocated toward his additional incentive compensation. In addition, the additional incentive compensation in 2002 for Messrs. Parsons, Stein and Ruffin is guaranteed to be at least $62,500, $120,000, and $47,500, respectively. Messrs. Parsons and Stein also received sign-on bonuses of $100,000 and $10,000, respectively.

        Pursuant to their respective employment agreements, should the Company terminate any of the officers' employment other than for cause, they will be entitled to the continuation of their total targeted annual compensation (base salary and bonus) and benefits for 12 months in the cases of Messrs. Simon, Marsden, Self, Salehi and Ms. Smith and for 6 months in the cases of Messrs. Parsons, Stein and Ruffin. In Mr. Simon's case, all of his options and restricted stock would also immediately become fully vested.

        If there occurs a change of control of the Company and any of the officers' employment is subsequently terminated other than for cause or they resign in connection with a material reduction in their salary or target bonus, a material reduction in their responsibilities or a material relocation of their principal place of employment, then (i) they will be entitled to the continuation of their targeted annual compensation and benefits (either in effect at the time of termination or, if greater, immediately prior to the change in control) for 12 months in the cases of Messrs. Simon, Marsden, Self, Salehi and Ms. Smith and for 6 months in the cases of Messrs. Parsons, Stein and Ruffin, (ii) in the case of

Messrs. Simon, Marsden, Self, Salehi and Ms. Smith, all of their options and restricted stock would immediately become fully vested, and (iii) in the case of Messrs. Parson, Stein and Ruffin, they would receive the pro rata amount of that fiscal year's incentive compensation calculated at 100% of the target incentive amount.

        Alternatively for Messrs. Simon, Marsden, Self, Salehi and Ms. Smith, if there occurs a change of control of the Company and, within the succeeding 12 months after such change in control, any of such officers' employment is subsequently terminated other than for cause or they resign in connection with a material reduction in their salary or target bonus, a material reduction in their responsibilities or a material relocation of their principal place of employment, then such officers will be paid their respective base compensation and benefits for a period of 12 months and all of their options and restricted stock would immediately become fully vested. In addition, should there occur a change of control prior to the full vesting of the respective option grants of Messrs. Simon, Marsden, Self, Salehi and Ms. Smith and such officer continues in the employ of the successor company for a period of 12 months, then their respective options will accelerate and vest upon the completion of that 12-month period of employment following the change of control.

        With respect to Messrs. Parsons, Stein and Ruffin, all of their outstanding options and restricted stock would immediately become fully vested upon a change of control of the Company during their employment, regardless of whether they are subsequently terminated or not, subject to certain restrictions relating to any excess "parachute payments" under Internal Revenue Code Section 280G.

        In March 2002, the Company entered into a Settlement Agreement and Release with Vince Morris pursuant to which Mr. Morris will receive $25,000 per month in salary & bonus continuation payments for a period of twelve months, along with Company-provided health benefits over the same period.

        The Compensation Committee of the Board of Directors has the authority as Plan Administrator of the 1993 Plan to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the Company's other executive officers, whether granted under that plan or any predecessor plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following (i) an acquisition of the Company by merger or asset sale, (ii) a change in ownership of more than 50% of the outstanding Common Stock or (iii) a change in the majority of the Board as a result of one or more contested elections for Board membership. The Compensation Committee also has the authority under the 1993 Plan to accelerate the vesting of outstanding options immediately upon such acquisition or change in ownership or majority of the Board.

COMPENSATION COMMITTEE REPORT ON RESTRICTED SHARE AWARD PROGRAM

        On December 19, 2000, the Compensation Committee approved the implementation of a restricted share award program pursuant to the stock issuance provisions of the 1993 Plan. Each officer (from Vice President level and up) was given the opportunity under the program to surrender his or her outstanding options under the 1993 Plan with exercise prices in excess of $15.00 per share in return for restricted share award at an exchange ratio of three option shares for every one share of Common Stock subject to the restricted share award. When the restricted share awards were made under the program on January 3, 2001, the fair market value of Common Stock was $13.6875 per share. The executive officers surrendered options covering a total of 320,000 shares of Common Stock with a weighted average exercise price of $52.42 per share in return for an aggregate of 106,667 shares of Common Stock subject to their restricted share awards. The shares subject to each such award will be issued in a series of six successive equal semi-annual installments upon the individual's completion of each successive six months of continued employment with the Company, with the first such semi-annual vesting having occurred on April 30, 2001. The shares may be issued on an accelerated basis should the Company become subject to certain changes in control or ownership based on the terms of the employment agreement between each holder of restricted shares and the Company. The shares will be fully vested upon issuance and will be charged against the share reserve under the 1993 Plan.

        The Compensation Committee believed that this program was necessary because equity incentives constitute a significant component of the total compensation package of each of the Company's executive officers and key employees and play a substantial role in the Company's ability to retain the services of these individuals essential to the Company's long-term financial success. The Compensation Committee felt that the company's ability to retain these individuals would be significantly impaired unless their out-of-the-money options were replaced with valuable equity incentives in the form of restricted stock awards for which they paid no cash consideration but which they would forfeit were they to leave the Company's employ prior to vesting in their awards. Accordingly, in order for the restricted share awards to serve their primary purpose of assuring the continued service of each participant in the program, a new three-year installment vesting schedule was imposed on those awards. As a result, each participant will only have the opportunity to earn the shares subject to his or her award if he or she remains in the Company's employ through each semi-annual vesting date. To the extent the award is not vested at the time of the participant's termination of employment, the award will be forfeited, and no shares will be issued with respect to that forfeited portion.

        As a result of the vesting schedules imposed on the restricted share awards, the Compensation Committee believes that the program strikes an appropriate balance between the interests of the Company's executive officers and other key employees and those of the Company's stockholders. The restricted share awards provide a valuable retention incentive to the executive officers and key employees critical to the Company's financial performance. However, those individuals will not receive the shares subject to those awards unless they in fact remain in the Company's employ and earn those shares through their continued services.

Ten-Year Historical Information Regarding Repricing, Replacement or Cancellation and Regrant of Options

        The following sets forth certain information concerning the repricing, replacement or cancellation and regrant of options or other equity securities which has occurred over the last ten fiscal years with respect to options held by executive officers of the Company. Except for the January 2001 exchange of options for restricted share awards, there have been no such repricing, replacement or cancellation of options in connection with any option regrant or repricing programs:

TEN-YEAR OPTION/SAR REPRICINGS

Name/Title	Date	Number of Securities Underlying Options Repriced Pursuant to Restricted Share Awards(#)	Market Price of Stock at Time of Repricing($)		Exercise Price at Time of Repricing ($)		Number of Restricted Share Awards Received(1)	Length of Original Option Term Remaining at Date of Repricing Pursuant to Restricted Share Award (In Years)
John Simon Executive Vice President of Customer and Market Development; former Chief Executive Officer	01/03/01 01/03/01 01/03/01	50,000 15,000 40,000	$ $ $	13.688 13.688 13.688	$ $ $	63.5625 63.5625 29.625	16,667 5,000 13,333	8.9 8.9 9.5
Brian Marsden Senior Vice President of International Operations	01/03/01 01/03/01	15,000 10,000	$ $	13.688 13.688	$ $	54.875 29.625	5,000 3,333	9.3 9.5
Candy Smith Senior Vice President of Global Services	01/03/01	50,000		$13.688		$15.563	16,667	9.8
Mark Self Senior Vice President of Sales	01/03/01 01/03/01	50,000 40,000	$ $	13.688 13.688	$ $	85.4375 29.625	16,667 13,333	9.1 9.5
Vincent Morris Former Senior Vice President of Operations	01/03/01 01/03/01 01/03/01 01/03/01	5,000 10,000 20,000 10,000	$ $ $ $	13.688 13.688 13.688 13.688	$ $ $ $	54.125 63.5625 29.625 13.438	1,667 3,333 6,667 3,333	9.6 8.9 9.5 9.9
Sean Salehi Senior Vice President and Chief Technology Officer	01/03/01	50,000		$13.688		$15.563	16,667	9.8

(1)
Each option was exchanged for a restricted share award at an exchange ratio of three option shares for every one share of Common Stock subject to the restricted share award. The shares subject to each such award will be issued in a series of six successive equal semi-annual installments upon the individual's completion of each successive six months of continued employment with the Company, with the first such semi-annual vesting to occur on April 30, 2001.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee administers the Company's compensation policies and programs. The Compensation Committee has responsibility for executive compensation matters, including setting the base salaries of the Company's executive officers, approving individual bonuses and bonus programs for executive officers, administering certain employee benefit programs, and granting options under the 1993 Plan to executive officers of the Company. The following is a summary of policies of the Compensation Committee that affect the compensation paid to the Company's executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

        General Compensation Policy.    The overall policy of the Compensation Committee is to offer the Company's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. One of the primary objectives is to have a substantial portion of each executive officer's compensation contingent upon the Company's financial success as well as upon such executive officer's own level of performance. Each executive officer's compensation package is generally comprised of three elements: (i) base salary, which is determined on the basis of the individual's position and responsibilities with the Company, the level of his or her performance and the financial performance of the Company, (ii) incentive performance awards payable in cash and tied to the achievement of specified performance goals and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. Generally, as an executive officer's level of responsibility increases, a greater portion of that individual's total compensation will be dependent upon Company performance and stock price appreciation rather than base salary.

        Factors.    The principal factors considered in establishing the components of each executive officer's compensation package for the 2001 fiscal year are summarized below. The Compensation Committee may, in its discretion, apply entirely different factors, such as different measures of financial performance, for future fiscal years.

        Base Salary.    In setting the base salary for each executive officer, the Compensation Committee considers executive compensation data compiled from surveys of computer services companies. These surveys are performed and compiled by various independent consulting firms and are conducted on local as well as national bases. In selecting companies from the surveys for comparative compensation purposes, the Compensation Committee considers a number of factors, such as their size and organizational complexity, the nature of their businesses, the regions in which they operate, the structure of their compensation programs (including the extent to which they rely on bonuses and other contingent forms of compensation) and the availability of compensation information. Because of the nature of this selection process, there is no substantial correlation between the companies chosen for comparative compensation purposes and those companies included in the indices used to compare stockholder return in the Stock Performance chart that appears elsewhere in this proxy statement.

        Using the survey data for the selected companies as a starting point, the Committee evaluates each executive's level of performance as compared to the performance of other officers within the Company to determine the executive's base salary. Adjustments to each officer's base salary are considered annually and are determined based upon: (i) changes in the level of base salaries of comparable positions in the market, as determined on the basis of the survey data, (ii) personal performance in the past fiscal year and (iii) the overall performance of the Company.

        Incentive Compensation.    The Company has a bonus program under which each executive officer can earn a bonus on the basis of the Company's attainment of pre-established revenue, net operating profit targets, that person's success in achieving the individual performance goals predetermined for him or her, and any applicable contractual obligations. Potential bonus amount are based on each individual's base salary and particular responsibilities, and the actual bonus paid varied with the degree to which the performance factors described above were attained. The amounts paid to each executive officer under the program ranged from a high of $225,000 to a low of $25,000 for the 2001 fiscal year.

        Long-Term Stock-Based Incentive Compensation.    From time to time, the Committee approves stock option grants for the Company's executive officers under the 1993 Plan. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant generally allows the officer to acquire shares of Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option generally becomes exercisable in a series of installments over the officer's continued employment with the Company. Accordingly, the option provides a return to the executive officer only if the market price of the shares appreciates over the option term and the officer continues in the Company's employ. The size of the option grant to each executive officer is designed to create a meaningful opportunity for stock ownership and is based upon the executive officer's current position with the Company, internal comparability with option grants made to other Company executives, the executive officer's current level of performance and the executive officer's potential for future responsibility and promotion over the option term. The Committee also takes into account the number of vested and unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

        Chief Executive Officer Compensation.    Elizabeth A. Fetter has served as the Company's President and Chief Executive Officer since October 2001. Under her employment agreement with the Company, Ms. Fetter is to be paid an annualized salary of $350,000. Ms. Fetter may also be entitled to additional incentive compensation of up to $300,000 annually depending on the achievement of specified individual and Company performance targets; of this amount, $100,000 annually is paid to Ms. Fetter and is deemed earned and is non-reimbursable. In addition, under her employment agreement Ms. Fetter received a grant of 300,000 stock options. Of these, 200,000 options shall vest over a four-year period, and 100,000 options are subject to performance-based vesting based on whether the Company's Common Stock reaches, and remains at for specified periods, certain stock price targets. In February 2002, Ms. Fetter received an additional grant of 60,000 options.

        Ms. Fetter received $78,220 in base salary and $75,000 in additional incentive compensation for 2001. Ms. Fetter's incentive compensation, and the additional 60,000 options granted to her in February 2002, were established by the Compensation Committee pursuant to discussions between the Compensation Committee and Ms. Fetter. In establishing this additional compensation for Ms. Fetter, the Compensation Committee considered qualitative factors such as Ms. Fetter's strong leadership role in coordinating the Company's activities in working toward a repositioning of its marketing efforts, the closure of certain non-performing business lines, her success in recruiting other senior executives to the Company, and the development of other new strategic initiatives.

        John S. Simon, the Company's Executive Vice President of Customer and Market Development and the Company's former Chief Executive Officer, was paid a base salary of $290,000 for fiscal 2001 pursuant to his employment agreement with the Company. Under his employment agreement, Mr. Simon's annualized target bonus was set at $217,500. The target bonus was to be based upon Mr. Simon's individual performance for the 2001 fiscal year and the Company's attainment of certain performance milestones tied to revenue growth, operating profit and new product introduction. Mr. Simon was paid an incentive bonus of $104,375 for the 2001 fiscal year.

        On June 9, 2000, the Compensation Committee granted Mr. Simon an option to purchase 40,000 shares of Common Stock at an exercise price of $29.625 per share, the fair market value per share on the grant date. Pursuant to the restricted share award program, on January 3, 2001, Mr. Simon surrendered this option in exchange for a restricted share award covering 13,333 shares of Common

Stock. On October 15, 1999, Mr. Simon had been granted an option to purchase 80,000 shares of Common Stock. The option was to be exercisable for 50,000 of the shares over time as long as Mr. Simon remained employed by the Company, for 15,000 shares if the Company had achieved revenue growth of 35% between fiscal year 1999 and fiscal year 2000 and for another 15,000 shares if the Company achieved revenue growth of 35% between fiscal year 2000 and fiscal year 2001. The 2000 performance goal was not achieved and therefore the option to purchase those 15,000 shares was cancelled. Mr. Simon exchanged the option to purchase the remaining 65,000 shares subject to the option for a restricted share award covering 21,667 shares of Common Stock. The total of 35,000 shares subject to Mr. Simon's restricted share award are to be issued in a series of six successive equal semi-annual installments upon his completion of each successive six months of continued employment with the Company; one-third of these shares have already been so issued. Any unissued shares will be issued on an accelerated basis should the Company be acquired.

        Compliance With Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation, whether payable in cash or stock, exceeds $1.0 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance-based compensation paid to the Company's executive officers for the 2001 fiscal year did not exceed the $1.0 million limit per officer, and the Compensation Committee does not anticipate that any non-performance-based compensation payable in cash to the executive officers for the 2002 fiscal year will exceed that limit. The 1993 Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1.0 million limitation. However, the shares which will be issued pursuant to the restricted share award program implemented under the Plan in cancellation of outstanding out-of-the-money options will not qualify as performance-based compensation, and the deductibility of the compensation which will be deemed paid by the Company as the shares subject to the restricted share awards are issued in semi-annual increments will be subject to the $1 million limitation. For purposes of that limitation, the compensation deemed paid by the Company on each such semi-annual issue date will be equal to the market price of the shares on that date. Because it is unlikely that the actual cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1.0 million level.

Submitted by the Compensation Committee of the Board of Directors:
Garth Saloner, Chairman Philip Schlein, Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No member of the Compensation Committee was at any time during the 2001 fiscal year, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Board of Directors or Compensation Committee of the Company.

AUDIT COMMITTEE REPORT

        The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2001 included in the Company's Annual Report on Form 10-K for that year. Patrick S. Jones was elected to the Audit Committee in March 2002 and thus is not a party to this report.

        The Audit Committee has reviewed and discussed these audited financial statements with management of the Company.

        The Audit Committee has discussed with the Company's independent auditors, PricewaterhouseCoopers LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) as amended, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

        The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP from the Company.

        Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:
John P. Dougall, Chairman Tania Amochaev, Member Garen Staglin, Member

PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return on the Common Stock with that of the S&P 500 Stock Index (a broad market index published by Standard & Poor's Corporation), the Nasdaq Stock Market (U.S.) Index (also a broad market index, published by the Nasdaq Stock Market), an "old peer group" of selected retail processing services companies compiled by Research Data Group, Inc., and a "new peer group" of selected computer services companies, also compiled by Research Data Group, Inc. The comparison for each of the periods assumes that $100 was invested on December 31, 1996 in the Common Stock, the stocks included in the S&P 500 Stock Index, the stocks included in the Nasdaq Stock Market (U.S. Index), the stocks included in the old peer group index of retail processing services companies, and the stocks included in the new peer group of computer services companies. These indices, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

COMPARISON OF YEARLY CUMULATIVE TOTAL RETURN
AMONG QRS, THE S&P 500 INDEX, THE NASDAQ STOCK MARKET (U.S.) INDEX,
A NEW PEER GROUP AND AN OLD PEER GROUP*

*Fiscal year ending December 31. The trading symbols for the companies comprising the old peer group presented in earlier years are ARIS, AUD, LEFT and PAYX. The new peer group consists of five companies that QRS considers more relevant to its business and industry. The trading symbols for those new peer group companies are PRGN, ARBA, AGIL, MROI, and RETK. Similarly, the Company considers the Nasdaq Index to be a better comparative general market index than the S&P 500 because substantially all of the Company's primary competitors, including those included in the new peer group index, are listed on the Nasdaq National Market tier of The Nasdaq Stock Market, and because the Nasdaq Index is considered to be more representative of computer services companies generally.

        NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE PRECEDING COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION, AUDIT COMMITTEE REPORT AND PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, NOR SHALL SUCH REPORTS OR GRAPH BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILINGS.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On February 9, 2001, the Company acquired the outstanding capital stock of Tradeweave, Inc., a majority-owned subsidiary of the Company, which was not previously held by the Company. As part of such transaction, the Company agreed to issue a total of 334,774 shares of its Common Stock in consideration of the shares of Tradeweave common stock and preferred stock held by Peter R. Johnson and Garth Saloner, directors of the Company, and certain Tradeweave employees who held shares of Tradeweave common stock pursuant to the exercise of Tradeweave stock options. As part of this transaction, the Company issued 199,555 shares of Common Stock to Mr. Johnson and 47,362 shares of Common Stock to Mr. Saloner. In addition, the Company also issued to Mr. Johnson a warrant to purchase 111,524 shares of Common Stock, and to Mr. Saloner a warrant to purchase 28,476 shares of Common Stock, all at an exercise price of $11.0625 per share. The rights to purchase such warrant shares vest over a four-year period, in equal annual installments, and expire on January 31, 2005.

        The Company maintains directors' and officers' liability insurance. In addition, the Company has entered into an indemnification agreement with each of its directors and executive officers under which the Company has indemnified each of them against expenses and losses incurred for claims brought against them by reason of being a director or executive officer of the Company.

OTHER BUSINESS

        The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

STOCKHOLDER PROPOSALS

        Proposals of stockholders that are intended to be presented at the annual meeting of stockholders to be held in calendar year 2003 must be received by December 11, 2002, in order to be included in the proxy statement and proxy relating to that meeting.

        In addition, the proxy solicited by the Board of Directors for the annual stockholders meeting in calendar year 2003 will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than April 24, 2003.

BY ORDER OF THE BOARD OF DIRECTORS

Leonard R. Stein Senior Vice President, General Counsel and Secretary
April 10, 2002

QRS CORPORATION
1993 STOCK OPTION/STOCK ISSUANCE PLAN

(As Amended and Restated Through March 20, 2002)

ARTICLE ONE

GENERAL

  I.    PURPOSE OF THE PLAN

                A.    This 1993 Stock Option/Stock Issuance Plan ("Plan") is intended to promote the interests of QRS Corporation, a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) the non-employee members of the Corporation's Board of Directors and (iii) consultants and other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

                B.    The Discretionary Option Grant and Stock Issuance Programs under this Plan became effective on the date on which the shares of the Corporation's Common Stock were first registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Such date is hereby designated as the Effective Date for those two programs. The Automatic Option Grant Program under this Plan became effective immediately upon the execution and final pricing of the Underwriting Agreement for the initial public offering of the Corporation's Common Stock. The execution date of such Underwriting Agreement is hereby designated as the Effective Date of the Automatic Option Grant Program.

                C.    This Plan shall serve as the successor to the Corporation's amended and restated 1990 Stock Option Plan (the "1990 Plan"), and no further option grants or stock issuances shall be made under the 1990 Plan from and after the Effective Date of this Plan. All options outstanding under the 1990 Plan on the Effective Date of the Discretionary Option Grant Program are hereby incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's Common Stock thereunder.

                D.    All share numbers in this March 2002 restatement reflect the 3-for-2 split of the Common Stock which was effected on July 21, 1999.

  II.    DEFINITIONS

                A.    For purposes of the Plan, the following definitions shall be in effect:

                Board:    the Corporation's Board of Directors.

                Change in Control:    a change in ownership or control of the Corporation effected through either of the following transactions:

            a.    any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

            b.    there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                Code:    the Internal Revenue Code of 1986, as amended.

                Common Stock:    Common Stock, $0.001 par value, of the Corporation.

                Corporate Transaction:    any of the following stockholder-approved transactions to which the Corporation is a party:

            a.    a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

            b.    the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

            c.    any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

                Employee:    an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                Fair Market Value:    the fair market value per share of Common Stock determined in accordance with the following provisions:

            a.    If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

            b.    If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                Hostile Take-Over:    a change in ownership of the Corporation effected through the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common

2

control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

                Incentive Option:    an option which satisfies the requirements of Code Section 422.

                Non-statutory Option:    an option not intended to satisfy the requirements of Code Section 422.

                Optionee:    any person to whom an option is granted under either the Discretionary Option Grant or Automatic Option Grant Program in effect under the Plan.

                Participant:    any person who receives a direct issuance of Common Stock under the Stock Issuance Program in effect under the Plan.

                Plan Administrator:    the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

                Permanent Disability or Permanently Disabled:    the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                Primary Committee:    the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

                Secondary Committee:    a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

                Section 16 Insider:    an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

                Service:    the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

                Take-Over Price:    the greater of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

                Withholding Taxes:    the Federal, state and local income and employment withholding taxes to which the holder of Non-statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

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                B.    The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

            Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  III.    STRUCTURE OF THE PLAN

                A.    Stock Programs.    The Plan shall be divided into three separate components: the Discretionary Option Grant Program specified in Article Two, the Automatic Option Grant Program specified in Article Three and the Stock Issuance Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, non-employee members of the Board will receive at periodic intervals special option grants to purchase shares of Common Stock in accordance with the provisions of Article Three. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than the Fair Market Value of the shares at the time of issuance or as a bonus tied to the performance of services or the Corporation's attainment of financial objectives, without any cash payment required of the recipient.

                B.    General Provisions.    Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

  IV.    ADMINISTRATION OF THE PLAN

                A.    The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants or stock issuances for members of the Primary Committee must be authorized by a disinterested majority of the Board. Members of the Primary and Secondary Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                B.    Each Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator

4

shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program or any outstanding option or share issuance thereunder.

                C.    Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Three, and the Plan Administrator shall exercise no discretionary functions with respect to option grants made pursuant to that program.

                D.    Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

  V.    OPTION GRANTS AND STOCK ISSUANCES

                A.    The persons eligible to participate in the Discretionary Option Grant Program under Article Two or the Stock Issuance Program under Article Four are as follows:

              (i)  officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

            (ii)  non-employee Board members; and

            (iii)  those consultants or other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

                B.    Non-employee Board members shall also be eligible to receive automatic option grants pursuant to the provisions of Article Three.

                C.    The Plan Administrator shall have full authority to determine, (i) with respect to the option grants made under the Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (ii), with respect to stock issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the consideration to be paid by the individual for such shares.

  VI.    STOCK SUBJECT TO THE PLAN

                A.    Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 6,200,000 shares. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Effective Date, under the 1990 Plan as last approved by the Corporation's stockholders prior to such Effective Date, including the shares subject to the outstanding options incorporated into this Plan and any other shares which would have been available for future option grant under the 1990 Plan as last approved by the stockholders (estimated to be 1,083,000 shares in the aggregate), (ii) an increase of 192,000 shares authorized by the Board under this Plan as of the Effective Date, (iii) an additional increase of 750,000 shares authorized by the Board on February 27, 1995 and approved by the stockholders at the 1995 Annual Meeting, (iv) a further increase of an additional 750,000 shares authorized by the Board on February 16, 1996 and approved by the stockholders at the 1996 Annual Meeting, (v) an additional increase of another 525,000 shares

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authorized by the Board on February 16, 1998 and approved by the stockholders at the 1998 Annual Meeting, (vi) an additional increase of 600,000 shares authorized by the Board on February 15, 1999 and approved by the stockholders at the 1999 Annual Meeting, (vii) an additional increase of 800,000 shares authorized by the Board on February 22, 2000 and approved by the stockholders at the 2000 Annual Meeting, (viii) an additional increase of 750,000 shares approved by the Board on March 1, 2001 and approved by the stockholders at the 2001 Annual Meeting, and (ix) an additional increase of 750,000 shares approved by the Board on March 20, 2002, subject to stockholder approval at the 2002 Annual Meeting.

                B.    To the extent one or more outstanding options under the 1990 Plan which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

                C.    Should one or more outstanding options under this Plan (including outstanding options under the 1990 Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, the shares subject to any option or portion thereof surrendered in accordance with Section IV of Article Two or Section III.B. of Article Three shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the Withholding Taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

                D.    In no event may any one individual participating in the Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 750,000 shares in the aggregate over the term of the Plan. However, any stock options, stock appreciation rights or direct stock issuances granted prior to January 1, 1994 shall not be taken into account for purposes of such limitation.

                E.    Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan after December 31, 1993, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made to each new or continuing non-employee Board member under the Automatic Option Grant Program, (iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant or Automatic Option Grant Program and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the 1990 Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

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ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

  I.    TERMS AND CONDITIONS OF OPTIONS

                        Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

                A.    Option Price.

                        1.    The option price per share shall be fixed by the Plan Administrator but in no event shall be less than one hundred percent (100%) of the Fair Market Value per share of such Common Stock on the grant date.

                        2.    The option price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Five and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

      —
      full payment in cash or check drawn to the Corporation's order;

      —
      full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

      —
      full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

      —
      full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (I) shall provide irrevocable instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Withholding Taxes required to be withheld by the Corporation in connection with such purchase and (II) shall provide directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                        For purposes of this subparagraph (2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                B.    Term and Exercise of Options.    Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

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                C.    Termination of Service.

                        1.    The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

      —
      Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph C.3 below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

      —
      Any option held by the Optionee at the time of his or her death and which is exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution or by the designated beneficiary or beneficiaries of the option. Such exercise, however, must occur prior to the earlier of (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be outstanding.

      —
      During the applicable post-Service period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested shares for which it has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which it is not otherwise at that time exercisable or in which Optionee is not otherwise vested.

      —
      Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

      —
      Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to be outstanding.

                        2.    The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under subparagraph (1) above, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                        3.    The Plan Administrator shall also have full power and authority to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph 1 above to such greater period of time as

8

the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

                D.    Stockholder Rights.    An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

                E.    Limited Transferability of Options.    During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

                F.    Repurchase Rights.    The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

                        1.    The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                        2.    All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (a) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (b) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                        3.    The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

  II.    INCENTIVE OPTIONS

                The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the

9

Corporation. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

                A.    Dollar Limitation.    The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-statutory Option.

                B.    10% Stockholder.    If any Employee to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

                Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.

  III.    CORPORATE TRANSACTIONS/CHANGES IN CONTROL

                A.    In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                B.    Upon the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                C.    Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be

10

appropriately adjusted. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

                D.    The Plan Administrator shall have the discretion, exercisable either in advance of any actually-anticipated Corporate Transaction or at the time of an actual Corporate Transaction, to provide (upon such terms as it may deem appropriate) for the automatic acceleration of one or more outstanding options under this Article Two which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, in the event the Optionee's Service should subsequently terminate within a designated period following the effective date of such Corporate Transaction. The Plan Administrator may also structure one or more option grants under this Article Two so that those options will automatically accelerate at the time of a Corporate Transaction, whether or not those options are to be assumed or replaced by successor corporation.

                E.    The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                F.    The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

                G.    Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                H.    Any Incentive Option accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option.

  IV.    STOCK APPRECIATION RIGHTS

                A.    Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section IV, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares at the time subject to the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such shares.

                B.    No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section IV may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator deems appropriate.

11

                C.    If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

                D.    One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over, the officer will have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right to the Corporation. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such option surrender shall be made within five (5) days following the consummation of the Hostile Take-Over. At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve the subsequent exercise of that right in accordance with the terms of this Paragraph D. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

                E.    The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section IV shall not be available for subsequent option grant under the Plan.

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ARTICLE THREE

AUTOMATIC OPTION GRANT PROGRAM

        The following provisions set forth the terms and conditions of the Automatic Option Grant Program (i) as amended and restated by the Board on February 22, 2000 and approved by the stockholders at the 2000 Annual Meeting, (ii) as amended by the Board on March 22, 2000 and (iii) as amended and restated by the Board on March 20, 2002 and submitted for stockholder approval at the 2002 Annual Meeting. Stockholder approval of the March 2002 restatement shall also constitute pre-approval of each option grant made under this amended Automatic Option Grant Program on or after the date of the 2002 Annual Stockholders Meeting and the subsequent exercise of that option in accordance with the terms of such program as set forth below.

  I.    ELIGIBILITY

                The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three program as amended February 22, 2000, March 22, 2000 and March 20, 2002 shall be limited to (i) those individuals who are first elected or appointed as non-employee Board members on or after the date of the 2000 Annual Stockholders Meeting, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after the date of the 2000 Annual Stockholders Meeting.

  II.    TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

                A.    Grant Dates.    Option grants shall be made under this amended and restated Article Three on the dates specified below:

                (i)  Each individual who first becomes a non-employee Board member on or after the date of the 2000 Annual Stockholders Meeting, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 15,000 shares of Common Stock upon the terms and conditions of this Article Three, provided that such individual has not previously been in the employ of the Corporation or any parent or subsidiary.

              (ii)  On the first trading day in January each year, beginning with calendar year 2001, each individual who is at the time serving as a non-employee Board member will automatically be granted an option to purchase 10,000 shares of Common Stock, and each individual who is also at the time serving as a Chairperson of any Board committee will automatically be granted a second option for an additional 10,000 shares, provided in each instance that such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 10,000-share option grants any one non-employee Board member or Chairperson may receive over his or her period of Board service.

                The number of shares for which the automatic grants are to be made to each newly-elected or continuing non-employee director shall be subject to periodic adjustment pursuant to the applicable provisions of Section V.C of Article One.

                B.    Exercise Price.    The exercise price per share of Common Stock subject to each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

13

                C.    Payment.    The exercise price shall be payable in one of the alternative forms specified below:

                (i)  full payment in cash or check made payable to the Corporation's order; or

              (ii)  full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date; or

              (iii)  full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date and cash or check payable to the Corporation's order; or

              (iv)  full payment through a sale and remittance procedure pursuant to which the non-employee Board member (a) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and shall (b) concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                The Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized for the exercise of the option, payment of the option price for the purchased shares must accompany the exercise notice.

                D.    Option Term.    Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

                E.    Exercisability.    Each automatic grant shall become exercisable over the Optionee's period of service on the Board as follows: (i) the option will become exercisable for twenty-five percent (25%) of the option shares upon the Optionee's completion of six (6) months of Board service measured from after the automatic grant date, and (ii) the option will become exercisable for the balance of the option shares in a series of thirty-six (36) successive equal monthly installments upon the Optionee's completion of each of the next thirty-six (36) months of Board service thereafter.1 The exercisability of each automatic grant shall be subject to acceleration in accordance with the provisions of Section II.G and Section III of this Article Three.

1
Prior to the February 2000 restatement, each automatic option grant made under this Article Three was to become exercisable in a series of four (4) successive equal annual installments over the Optionee's period of Service on the Board, with the first such installment to become exercisable six (6) months after the automatic grant date. The new vesting schedule for the automatic option grants was approved by the stockholders at the 2000 Annual Meeting and is in effect for all options outstanding under the Automatic Option Grant Program on the date of such stockholder approval and for all future option grants made under such program.

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                F.    Limited-Transferability.    During the lifetime of the Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than (i) a transfer of the option effected by will or by the laws of descent and distribution following Optionee's death or (ii) an assignment of the option in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such assignment is effected for estate planning purposes. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Three, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

                G.    Termination of Board Service.

                        1.    Should the Optionee cease service as a Board member cease for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under this Article Three, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the shares of Common Stock for which the option is exercisable at the time of such cessation of Board service. However, each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable.

                        2.    Should the Optionee die within six (6) months after cessation of Board service, then each outstanding automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution or by the designated beneficiary or beneficiaries of the option. Any such exercise must occur within twelve (12) months after the date of the Optionee's death.

                        3.    Should the Optionee die or become Permanently Disabled while serving as a Board member, then each automatic option grant held by such Optionee under this Article Three shall accelerate in full, and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise each such option for any or all of the shares of Common Stock subject to that option at the time of such cessation of Board service.

                        4.    In no event shall any automatic grant under this Article Three remain exercisable after the specified expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraph 1, 2 or 3 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any unexercised shares for which the option was otherwise exercisable at the time of the Optionee's cessation of Board service.

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                H.    Stockholder Rights.    The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

                I.    Remaining Terms.    The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Non-statutory Stock Option Agreement attached as Exhibit A to the Plan.

  III.    CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                A.    In the event of any Corporate Transaction, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares. Upon the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding.

                B.    In the event of any Change in Control of the Corporation, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares.

                C.    The Optionee shall have the right, exercisable at any time during the thirty (30)-day period immediately following a Hostile Take-Over, to surrender each option held by him or her under this Article Three to the Corporation. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the consummation of the Hostile Take-Over. Stockholder approval of the February 2000 Restatement at the 2000 Annual Meeting shall constitute pre-approval of each such option surrender right granted under this Automatic Option Grant Program on or after the date of such Annual Meeting and the subsequent exercise of each such right in accordance with the terms and provisions of this Section III.C. No additional approval or consent of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

                D.    Upon the consummation of the Corporate Transaction, all options granted under this Article Three shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction.

                E.    Each outstanding option under this Automatic Option Grant Program which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or

16

more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

                F.    The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent option grant under this Plan.

                G.    The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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ARTICLE FOUR

STOCK ISSUANCE PROGRAM

  I.    TERMS AND CONDITIONS OF STOCK ISSUANCES

                Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Four.

                A.    Consideration.

                        1.    Shares of Common Stock drawn from the Corporation's authorized but unissued shares of Common Stock ("Newly Issued Shares") shall be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                (i)  cash or check drawn to the Corporation's order;

              (ii)  a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

              (iii)  past services rendered to the Corporation or any parent or subsidiary corporation.

                        2.    All Newly Issued Shares shall be issued for consideration with a value less not less than one-hundred percent (100%) of the Fair Market Value of such shares at the time of issuance.

                        3.    Shares of Common Stock reacquired by the Corporation and held as treasury shares ("Treasury Shares") may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified in subparagraph 1. above) as the Plan Administrator may deem appropriate, provided such consideration is in an amount not less than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance. The Treasury Share provisions shall be in effect only for such period or periods (if any) during which the Corporation is incorporated under the laws of the State of Delaware.

                B.    Vesting Provisions.

                        1.    Shares of Common Stock issued under the Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                (i)  the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

              (ii)  the number of installments in which the shares are to vest,

              (iii)  the interval or intervals (if any) which are to lapse between installments, and

              (iv)  the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

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shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

                        2.    The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration or by reason of any Corporate Transaction shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                        3.    Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The surrendered shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status. Treasury Shares will only be an available election during the period or periods (if any) the Corporation is incorporated under the laws of the State of Delaware.

                        4.    The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

  II.    CORPORATE TRANSACTIONS/CHANGE IN CONTROL

                A.    Upon the occurrence of any Corporate Transaction, all of the Corporation's outstanding repurchase rights under this Article Three shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                B.    The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the immediate and automatic vesting of one or more unvested shares outstanding under the Stock Issuance Program at the time of such Change in Control. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service within a specified period following the Change in Control.

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  III.    SHARE ESCROW/TRANSFER RESTRICTIONS

                A.    Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests. Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE ACCORDINGLY SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) DATED                        ,            , A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

                B.    The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedure in effect under Section I.B.3 of this Article Four, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the gifted shares.

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ARTICLE FIVE

MISCELLANEOUS

  I.    LOANS OR INSTALLMENT PAYMENTS

                A.    The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Withholding Taxes arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the option price or purchase price (less the par value per share) for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares plus any Federal and State income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

                B.    The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

  II.    AMENDMENT OF THE PLAN AND AWARDS

                A.    The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

                B.    (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

  III.    TAX WITHHOLDING

                The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Withholding Taxes.

                The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of Article Five and such supplemental rules as the Plan Administrator may from time to

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time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all holders of Non-statutory Options (other than the automatic grants made pursuant to Article Three of the Plan) or unvested shares under the Plan with the right to use shares of the Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

            a.    Stock Withholding:    The holder of the Non-statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

            b.    Stock Delivery:    The Plan Administrator may, in its discretion, provide the holder of the Non-statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

  IV.    EFFECTIVE DATE AND TERM OF PLAN

                A.    This Plan as successor to the Corporation's 1990 Stock Option Plan became effective as of the applicable Effective Date for each of the equity incentive programs in effect hereunder, and no further option grants or stock issuances shall be made under the 1990 Plan from and after such Effective Date. Each option issued and outstanding under the 1990 Plan immediately prior to the Effective Date of the Discretionary Option Grant Program shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder.

                B.    The option/vesting acceleration provisions of Section III of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options outstanding under the 1990 Plan on the Effective Date of the Discretionary Option Grant Program, but which do not otherwise provide for such acceleration.

                C.    The Plan was subsequently amended by the Board on February 27, 1995 to increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 750,000 shares, and such amendment was approved by the stockholders at the 1995 Annual Meeting on May 22, 1995. The Plan was further amended by the Board on February 16, 1996 to increase the number of shares of Common Stock authorized for issuance under the Plan by another 750,000 shares, and such amendment was approved by the stockholders at the 1996 Annual Meeting.

                D.    In February 1998, the Board further amended and restated the Plan (the "February 1998 Restatement") to effect the following revisions: (i) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 525,000 shares to 3,300,000 shares, (ii) render the non-employee Board members (including those serving as the Plan Administrator) eligible to receive option grants under the Discretionary Option Grant and Stock Issuance Programs, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise or direct issue price paid per share to be reissued under the Plan, (iv) remove

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certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (v) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements and the option transferability restrictions) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts Section 16 Insider transactions under the Plan from the short-swing liability provisions of the federal securities laws. The February 1998 Restatement was approved by the stockholders at the 1998 Annual Meeting. All option grants and stock issuances made prior to the February 1998 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the February 1998 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances.

                E.    In February 1999, the Board further amended and restated the Plan (the "February 1999 Restatement") to effect the following revisions: (i) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 600,000 shares to 3,900,000 shares, (ii) increase the number of shares of Common Stock subject to both the initial and annual option grants made to non-employee Board members under the Automatic Option Grant Program from 7,500 shares to 15,000 shares, (iii) implement new automatic option grant for an additional 15,000 shares to be made each year to each non-employee Board member serving as the chairperson of any Board committee and (iv) change the date on which the annual automatic option grants are to be made to the non-employee Board members and chairpersons from the date of the Annual Stockholders Meeting to the first trading day in January each year, beginning with calendar year 2000. The February 1999 Restatement was approved by the stockholders at the 1999 Annual Meeting, and no option grants made on the basis of the February 1999 Restatement became exercisable in whole or in part, and no shares of Common Stock were issued on the basis of such restatement, until stockholder approval of the restatement was obtained at the 1999 Annual Meeting. All option grants and stock issuances made prior to the February 1999 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the February 1999 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances.

                F.    The Plan was amended and restated on February 22, 2000 (the "February 2000 Restatement") to effect the following changes:

                (i)  increase the maximum number of shares of Common Stock authorized for issuance under the Plan by an additional 800,000 shares so that the authorized share reserve is thereby increased from 3,900,000 shares to 4,700,000 shares of Common Stock;

              (ii)  change the vesting schedule for all currently outstanding options under the Automatic Option Grant Program and all future option grants made under that program from a vesting schedule whereby the options were to become exercisable in four successive annual installments to a vesting schedule whereby such options will become exercisable for twenty-five percent (25%) of the option shares upon the Optionee's completion of six (6) months of Board service measured from after the automatic grant date and will become exercisable for the balance of the option shares in a series of thirty-six (36) successive equal monthly installments upon the Optionee's completion of each of the next thirty-six (36)-months of Board service thereafter; and

              (iii)  extend the termination date of the Plan from December 31, 2003 to December 31, 2005.

                The amendments contained in the February 2000 Restatement were approved by the stockholders at the 2000 Annual Meeting, and no option grants made on the basis of the February 2000 Restatement became exercisable in whole or in part, and no shares of Common Stock were issued on

23

the basis of such restatement, until stockholder approval of the restatement was obtained at the 2000 Annual Meeting.

                G.    The Plan was amended and restated on March 22, 2000 (the "March 2000 Restatement") to reduce the number of shares of Common Stock subject to each option grant made to the continuing non-employee Board members and the continuing Chairpersons under the Automatic Option Grant Program from 15,000 shares to 10,000 shares, effective with the option grants to be made on January 2, 2001.

                H.    The Plan was amended and restated on March 1, 2001 (the "March 2001 Restatement") to increase the maximum number of shares of Common Stock authorized for issuance under the Plan by 750,000 shares so that the share reserve is thereby increased from 4,700,000 shares to 5,450,000 shares. Such amendment was approved by the stockholders at the 2001 Annual Meeting.

                I.    The Plan was amended and restated on March 20, 2002 (the "March 2002 Restatement") to:

                (i)  increase the maximum number of shares of Common Stock authorized for issuance under the Plan by 750,000 shares so that the share reserve is thereby increased from 5,450,000 shares to 6,200,000 shares and,

              (ii)  revise the terms of the Automatic Option Grant Program to clarify that otherwise qualifying non-employee Board members who have been in the prior employ of the Corporation (or any parent or subsidiary corporation) are ineligible only for the initial 15,000 share award;

                No option grants or direct stock issuances shall be made on the basis of the share increase authorized by the March 2002 Restatement unless and until such restatement of the Plan is approved by the stockholders at the 2002 Annual Meeting.

                J.    The Plan shall terminate upon the earlier of (i) December 31, 2005 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

  V.    USE OF PROCEEDS

                Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or stock issuances under the Plan shall be used for general corporate purposes.

  VI.    REGULATORY APPROVALS

                A.    The implementation of the Plan, the granting of any stock option or stock appreciation right under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise of the stock options or stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it, and the Common Stock issued pursuant to it.

                B.    No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the

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shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange or the Nasdaq National Market on which stock of the same class is then listed.

  VII.    NO EMPLOYMENT/SERVICE RIGHTS

                Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

  VIII.    MISCELLANEOUS PROVISIONS

                A.    Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

                B.    The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California without resort to that State conflict-of-laws rules.

                C.    The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

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PROXY	PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QRS CORPORATION

Elizabeth A. Fetter, John C. Parsons, Jr., and Leonard R. Stein, or any of them, are hereby appointed as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution) to represent and to vote on behalf of the undersigned all shares of capital stock of QRS Corporation, a Delaware corporation (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders scheduled to be held on May 14, 2002, at 9:00 a.m., local time, at the Company's offices at 1400 Marina Way South, Richmond, CA 94804, and at any postponement or adjournment thereof, hereby revoking all proxies heretofore given with respect to such securities upon the matters described in the Notice of Annual Meeting of Stockholders and related Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged), and upon any other business that may properly come before such Annual Meeting.

        The securities represented by this Proxy will be voted as specified on the reverse side, but if no specification is made, the persons named above as proxies intend to vote the securities at their discretion FOR the election of the nominees listed in Proposal 1 as directors, FOR the proposal to amend and restate the Company's 1993 Stock Option/Stock Issuance Plan, FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors, and otherwise at the discretion of the persons named above as proxies.

(Continued, and to be marked, dated and signed, on the other side)

[SEE REVERSE SIDE]	[SEE REVERSE SIDE]

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Please mark your votes as indicated in this example	/X/
		FOR	AUTHORIZATION WITHHELD			FOR	AGAINST	ABSTAIN
1.	To elect 01 Elizabeth A. Fetter and 02 Patrick S. Jones to the Board of Directors to serve for a three-year term ending in the year 2005 or until their respective successors are duly elected and qualified, and to elect 03 Peter R. Johnson to the Board of Directors to serve for a one-year term ending in the year 2003 or until his successor is duly elected and qualified.	/ /	/ /	2.	To approve an amendment to and restatement of the QRS Corporation 1993 Stock Option/Stock Issuance Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 750,000, bringing the total shares issuable thereunder to 6,200,000 shares.	/ /	/ /	/ /
INSTRUCTION: To withhold authority to vote for any individual nominee, write such name or names in the space provided below.				3.	To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.	/ /	/ /	/ /

				4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote FOR each of the above proposals. This Proxy will be voted as directed, or, if no direction is indicated, will be voted FOR each of the above proposals and, at the discretion of the persons named as proxies, upon such other matters as may properly come before the meeting. This Proxy may be revoked at any time before it is voted.
	DO		DO NOT
I/we	/ /	or	/ /	expect to attend this meeting.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
(Signature)	(Signature if held jointly)	DATE	, 2002

(Please sign exactly as name appears hereon. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian or in any other representative capacity, give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)

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SCHEDULE 14A (RULE 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
QRS CORPORATION 1400 Marina Way South, Richmond, California 94804 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on May 14, 2002
QRS CORPORATION 1400 Marina Way South Richmond, California 94804
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS May 14, 2002
PROPOSAL 1 ELECTION OF DIRECTORS
RECOMMENDATION OF THE BOARD OF DIRECTORS THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS. NOMINEES FOR TERM ENDING UPON THE 2005 ANNUAL MEETING OF STOCKHOLDERS
NOMINEE FOR TERM ENDING UPON THE 2003 ANNUAL MEETING OF STOCKHOLDERS
CONTINUING DIRECTORS FOR TERM ENDING UPON THE 2003 ANNUAL MEETING OF STOCKHOLDERS
CONTINUING DIRECTORS FOR TERM ENDING UPON THE 2004 ANNUAL MEETING OF STOCKHOLDERS
BOARD MEETINGS AND COMMITTEES
DIRECTOR COMPENSATION
PROPOSAL 2 APPROVAL OF AMENDMENT TO AND RESTATEMENT OF THE 1993 STOCK OPTION/STOCK ISSUANCE PLAN
RECOMMENDATION OF THE BOARD OF DIRECTORS THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVING THE AMENDED AND RESTATED 1993 PLAN AND THE SHARE INCREASE THEREUNDER.
PROPOSAL 3 RATIFICATION OF INDEPENDENT AUDITORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in 2001 and Year-End Option Values
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS
COMPENSATION COMMITTEE REPORT ON RESTRICTED SHARE AWARD PROGRAM
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH
COMPARISON OF YEARLY CUMULATIVE TOTAL RETURN AMONG QRS, THE S&P 500 INDEX, THE NASDAQ STOCK MARKET (U.S.) INDEX, A NEW PEER GROUP AND AN OLD PEER GROUP
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER BUSINESS
STOCKHOLDER PROPOSALS
QRS CORPORATION 1993 STOCK OPTION/STOCK ISSUANCE PLAN (As Amended and Restated Through March 20, 2002) ARTICLE ONE GENERAL
ARTICLE TWO DISCRETIONARY OPTION GRANT PROGRAM
ARTICLE THREE AUTOMATIC OPTION GRANT PROGRAM
ARTICLE FOUR STOCK ISSUANCE PROGRAM
ARTICLE FIVE MISCELLANEOUS